UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22774

Name of Fund:   BlackRock Multi-Sector Income Trust (BIT)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Multi-Sector Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2020

Date of reporting period: 04/30/2020

Item 1 – Report to Stockholders

April 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Multi-Sector Income Trust (BIT)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information

Section 19(a) Notices

BlackRock Multi-Sector Income Trust’s (the “Trust”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

	Total Fiscal Year to Date Cummulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
Ticker	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital (a)	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
BIT	$0.530090	$—	$—	$0.212110	$0.742200	71%	0%	0%	29%	100%

(a)

The Trust estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

Section 19(a) notices for the Trust, as applicable, are available on the BlackRock website at blackrock.com.

Section 19(b) Disclosure

On September 5, 2019, the Trust, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Trust’s Board of Trustees (the “Board”), have adopted a managed distribution plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, starting in October 2019, BIT will distribute a fixed amount of $0.1237 per share on a monthly basis.

The fixed amounts distributed per share are subject to change at the discretion of the Trust’s Board. Under its Plan, the Trust will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, the Trust will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. The monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, the Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about the Trust’s investment performance from the amount of these distributions or from the terms of the Plan. The Trust’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate the Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trust is subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

2	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For much of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the long-term impact of the pandemic on the global economy.

Returns for most securities were robust for the first three quarters of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the reporting period with negative performance, while in the U.S. only large-capitalization stocks delivered a slightly positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a positive return, while high-yield corporates were down due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption is certain to hurt worldwide economic growth, the global expansion is likely to continue once the impact of the outbreak subsides. Nonetheless, there are promising signs that a strong coordinated monetary and fiscal response is underway, both in the United States and abroad. With measures being taken to contain the virus and provide support to impacted businesses and individuals, we anticipate a sharp increase in economic activity as life returns to normal.

Overall, we favor a neutral stance toward risk, given the uncertainty surrounding the economic impact of coronavirus countermeasures. Among equities, we see an advantage in U.S. stocks compared to other developed markets, given the diversity of the U.S. economy and the impressive scope of monetary and fiscal stimulus. In bonds, the swift action taken by the world’s central banks means there are attractive opportunities in credit, and we expect credit spreads to narrow as markets stabilize. Both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.16)%	0.86%
U.S. small cap equities (Russell 2000® Index)	(15.47)	(16.39)
International equities (MSCI Europe, Australasia, Far East Index)	(14.21)	(11.34)
Emerging market equities (MSCI Emerging Markets Index)	(10.50)	(12.00)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.85	2.07
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	10.73	19.78
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.86	10.84
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(1.26)	2.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(6.60)	(4.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

3	THIS PAGE IS NOT PART OF YOUR FUND REPORT

4

Trust Summary as of April 30, 2020	BlackRock Multi-Sector Income Trust

Investment Objective

BlackRock Multi-Sector Income Trust’s (BIT) (the “Trust”) primary investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in loan and debt instruments and other investments with similar economic characteristics. The Trust may invest directly in such securities or synthetically through the use of derivatives. Additionally, as part of the Trust’s investments in loans, the Trust may make loans directly to borrowers either as a sole lender or by acting as a member of a syndicate of original lenders.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on New York State Exchange (“NYSE”)	BIT
Initial Offering Date	February 27, 2013
Current Distribution Rate on Closing Market Price as of April 30, 2020 ($13.43)(a)	11.05%
Current Monthly Distribution per Common Share(b)	$0.1237
Current Annualized Distribution per Common Share(b)	$1.4844
Leverage as of April 30, 2020(c)	39%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of accrued liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 7.

Market Price and Net Asset Value Per Share Summary

	04/30/20	10/31/19		Change	High	Low
Market Price	$13.43	$17.15		(21.69)%	$17.29	$8.44
Net Asset Value	14.97	17.28	(a)	(13.37)	17.98	11.71

(a)

For financial reporting purposes, the market value of a certain investment was adjusted as of the report date. Accordingly, the net asset value (“NAV”) per share presented herein is different than the information previously published as of October 31, 2019.

Market Price and Net Asset Value History For the Past Five Years

TRUST SUMMARY	5

Trust Summary as of April 30, 2020 (continued)	BlackRock Multi-Sector Income Trust

Performance and Portfolio Management Commentary

Returns for the period ended April 30, 2020 were as follows:

		Average Annual Total Returns
	6-Month Total Returns	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	(8.96)%	(11.88)	0.37%	3.84%
Trust at Market Price(a)(b)	(17.71)	(13.66)	(1.09)	3.95
Lipper General Bond Funds at NAV(c)	(11.35)	(9.45)	0.50	3.08
Lipper General Bond Funds at Market Price(c)	(13.28)	(7.71)	1.49	4.57

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper. Historical performance shown is calculated based on the composition of the Lipper General Bond Fund category at the time of preparation of this report to shareholders.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The primary detractor from absolute performance over the six-month period was the Trust’s below investment grade exposure, specifically to U.S. floating rate loan interests and high yield corporate bonds. Positioning in U.S. Treasuries also detracted, as did exposure to securitized assets including non-agency adjustable rate mortgage-backed securities (“MBS”) and collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”). Finally, the Trust’s allocation to emerging market bonds weighed on performance.

The primary contributors to the Trust’s absolute performance over the period were allocations to 30-year and 15-year pass-through MBS and agency CMOs, as well as a payment from an affiliate in connection with a defaulted term loan investment in Aviron Capital LLC.

During the period, the Trust held derivatives, including U.S. futures and interest rate swaps, primarily as a means to manage risk. The use of derivatives had a negative impact on Trust performance over the period.

Describe recent portfolio activity.

Over the period, the Trust increased its spread sector exposure across corporate bonds, including U.S. investment grade corporate bonds, capital securities and emerging market debt, as well as to both 30-year and 15-year pass-through MBS. The Trust decreased exposure to CMBS, ABS, U.S. Treasuries and municipal bonds. The Trust’s duration (a gauge of sensitivity to interest rate changes) was significantly trimmed over the period from 3.18 years to 0.59 years.

Describe portfolio positioning at period end.

At period end, the Trust maintained diversified exposure within non-government spread sectors, including high yield corporate bonds, non-agency adjustable rate MBS and CMOs, investment grade corporate bonds, emerging market debt and pass-through MBS. The Trust also held marginal exposure to agency CMOs and non-U.S. dollar securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of April 30, 2020 (continued)	BlackRock Multi-Sector Income Trust

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	04/30/20	10/31/19
Corporate Bonds	48%	49%
Asset-Backed Securities	12	13
Preferred Securities	11	11
U.S. Government Sponsored Agency Securities	9	9
Non-Agency Mortgage-Backed Securities	9	9
Floating Rate Loan Interests	5	3
Foreign Agency Obligations	3	3
U.S. Treasury Obligation	2	2
Short-Term Securities	1	1
Other(a)	—	—

(a)	Includes a less than 1% holding in Common Stocks.

CREDIT QUALITY ALLOCATION (b)(c)

	04/30/20	10/31/19
AAA/Aaa(d)	2%	12%
AA/Aa	1	1
A	13	6
BBB/Baa	19	19
BB/Ba	24	23
B	18	18
CCC/Caa	7	7
CC/Ca	10	10
C	1	—
N/R	5	4

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes Common Stocks, Warrants, Short-Term Securities, Options Purchased, Options Written and TBA sale commitments.
(d)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

TRUST SUMMARY	7

The Benefits and Risks of Leveraging

The Trust may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume the Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Trust’s shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trust’s investment adviser will be higher than if the Trust did not use leverage.

The Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust is permitted to issue debt up to 33 1/3% of its total managed assets. The Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If the Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Trust’s obligations under a reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trust may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trust’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trust’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) April 30, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 0.5%

Aerospace & Defense — 0.3%
Raytheon Technologies Corp.		25,650	$1,662,376

Building Products — 0.1%
Carrier Global Corp.(a)		25,650	454,262

Diversified Financial Services — 0.0%
Arrow Global Group PLC		3,344	4,246

Energy Equipment & Services — 0.0%
McDermott International, Inc.(a)		8,757	385

Machinery — 0.1%
Otis Worldwide Corp.(a)		12,825	652,921

Total Common Stocks — 0.5% (Cost — $2,978,582)			2,774,190

	Par (000)

Asset-Backed Securities — 18.6%
522 Funding Clo I Ltd., Series 2019-1A, Class E, (3 mo. LIBOR US + 7.34%), 8.89%, 01/15/33(b)(c)	USD	250	188,240
Ajax Mortgage Loan Trust, Series 2017-D(b)(d):
Class A, 3.75%, 12/25/57		2,746	2,444,127
Class B, 0.00%, 12/25/57(e)		926	488,532
American Homes 4 Rent Trust, Series 2014-SFR2, Class E, 6.23%, 10/17/36(b)		2,000	1,971,108
AMMC CLO 19 Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 7.00%), 8.22%, 10/15/28(b)(c)		1,000	691,525
Anchorage Capital CLO Ltd.(b)(c):
Series 2014-3RA, Class C, (3 mo. LIBOR US + 1.85%), 2.74%, 01/28/31		1,000	886,651
Series 2014-5RA, Class E, (3 mo. LIBOR US + 5.40%), 6.62%, 01/15/30		860	557,217
Series 2015-6A, Class DR, (3 mo. LIBOR US + 3.55%), 4.77%, 07/15/30		1,000	817,575
Series 2015-7A, Class D1R2, (3 mo. LIBOR US + 3.50%), 4.50%, 01/28/31		250	203,900
Series 2016-8A, Class DR, (3 mo. LIBOR US + 3.00%), 3.89%, 07/28/28		1,000	811,258
Ares XLI CLO Ltd., Series 2016-41A, Class D, (3 mo. LIBOR US + 4.20%), 5.42%, 01/15/29(b)(c)		900	772,122
Battalion CLO XI Ltd., Series 2017-11A, Class E, (3 mo. LIBOR US + 5.98%), 7.00%, 10/24/29(b)(c)		325	213,146
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE9, Class 2A, (1 mo. LIBOR US + 0.14%), 0.63%, 11/25/36(c)		2,347	2,178,600
Benefit Street Partners CLO VI Ltd., Series 2015-VIA(b)(c):
Class BR, (3 mo. LIBOR US + 2.40%), 3.54%, 10/18/29		1,000	913,186
Class CR, (3 mo. LIBOR US + 3.45%), 4.59%, 10/18/29		1,000	810,483
Benefit Street Partners CLO X Ltd., Series 2016-10A, Class CR, (3 mo. LIBOR US + 3.50%), 4.72%, 01/15/29(b)(c)		420	345,755
Benefit Street Partners CLO XVIII Ltd., Series 2019-18A, Class E, (3 mo. LIBOR US + 6.90%), 8.12%, 10/15/32(b)(c)		500	376,344
Brookside Mill CLO Ltd., Series 2013-1A, Class DR, (3 mo. LIBOR US + 2.65%), 3.78%, 01/17/28(b)(c)		250	198,230
C-BASS Trust, Series 2006-CB7, Class A4, (1 mo. LIBOR US + 0.16%), 0.65%, 10/25/36(c)		6,336	4,729,509

Security	Par (000)		Value

Asset-Backed Securities (continued)
Carrington Mortgage Loan Trust, Series 2006-FRE2(c):
Class A2, (1 mo. LIBOR US + 0.12%), 0.61%, 10/25/36	USD	4,011	$3,075,038
Class A5, (1 mo. LIBOR US + 0.08%), 0.57%, 03/25/35		8,262	6,305,267
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 7.58%, 07/20/32(b)(c)		500	314,463
Clear Creek CLO, Series 2015-1A, Class DR, 4.09%, 10/20/30(b)(e)		250	192,465
Elmwood CLO III Ltd., Series 2019-3A, Class E, (3 mo. LIBOR US + 7.00%), 8.22%, 10/15/32(b)(c)		950	637,250
Fremont Home Loan Trust(c):
Series 2006-A, Class 2A3, (1 mo. LIBOR US + 0.16%), 0.65%, 05/25/36		21,776	13,969,095
Series 2006-D, Class 2A3, (1 mo. LIBOR US + 0.15%), 0.64%, 11/25/36		19,936	8,208,409
Galaxy CLO Ltd., Series 2015-21A, (3 mo. LIBOR US + 5.25%), 6.39%, 04/20/31(b)(c)		500	309,415
Galaxy CLO XXIX Ltd., Series 2018-29A, Class D, (3 mo. LIBOR US + 2.40%), 2.79%, 11/15/26(b)(c)		530	429,207
Highbridge Loan Management Ltd., Series 4A-2014, Class BR, (3 mo. LIBOR US + 1.85%), 2.74%, 01/28/30(b)(c)		1,750	1,547,311
Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-E, Class 2A3, (1 mo. LIBOR US + 0.17%), 0.66%, 04/25/37(c)		10,139	7,049,446
HPS Loan Management Ltd.(b)(c):
Series 8A-2016, Class ER, (3 mo. LIBOR US + 5.50%), 6.64%, 07/20/30		1,000	599,441
Series 10A-16, Class C, (3 mo. LIBOR US + 3.65%), 4.79%, 01/20/28		2,500	2,046,051
Invitation Homes Trust, Series 2018-SFR2, Class E, (1 mo. LIBOR US + 2.00%), 2.81%, 06/17/37(b)(c)		3,000	2,721,197
Kayne CLO Ltd., Series 2019-6A, Class E, (3 mo. LIBOR US + 7.53%), 9.28%, 01/20/33(b)(c)		500	339,471
Long Beach Mortgage Loan Trust(c):
Series 2006-10, Class 2A3, (1 mo. LIBOR US + 0.16%), 0.65%, 11/25/36		11,155	4,575,257
Series 2006-7, Class 2A3, (1 mo. LIBOR US + 0.16%), 0.65%, 08/25/36		6,312	2,971,158
Madison Park Funding X Ltd., Series 2012-10A(b)(c):
Class DR2, (3 mo. LIBOR US + 3.25%), 4.39%, 01/20/29		750	619,932
Class ER2, (3 mo. LIBOR US + 6.40%), 7.54%, 01/20/29		1,500	919,150
Madison Park Funding XVI Ltd., Series 2015-16A, Class C, (3 mo. LIBOR US + 3.70%), 4.84%, 04/20/26(b)(c)		1,000	846,426
Mastr Asset-Backed Securities Trust, Series 2006-HE2, Class A3, (1 mo. LIBOR US + 0.15%), 0.64%, 06/25/36(c)		9,324	4,718,129
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class ER, (3 mo. LIBOR US + 5.00%), 6.22%, 01/15/28(b)(c)		710	465,757
Oaktree CLO Ltd., Series 2015-1A, Class DR, (3 mo. LIBOR US + 5.20%), 6.34%, 10/20/27(b)(c)		1,000	670,394
Octagon Investment Partners LLC, Series 2017-1A, Class E, (3 mo. LIBOR US + 6.30%), 7.44%, 07/20/30(b)(c)		500	345,695
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class DRR, (3 mo. LIBOR US + 2.75%), 3.85%, 01/22/30(b)(c)		500	369,674

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)			Value

Asset-Backed Securities (continued)
OHA Credit Partners VII Ltd., Series 2012-7A, Class DR, (3 mo. LIBOR US + 4.20%), 5.89%, 11/20/27(b)(c)	USD	590		$501,002
OHA Credit Partners XIII Ltd., Series 2016-13A, Class E, (3 mo. LIBOR US + 7.15%), 8.26%, 01/21/30(b)(c)		405		287,107
OZLM XIV Ltd., Series 2015-14A, Class CR, (3 mo. LIBOR US + 3.00%), 4.22%, 01/15/29(b)(c)		1,000		795,584
OZLM XXI Ltd., Series 2017-21A, Class D, (3 mo. LIBOR US + 5.54%), 6.68%, 01/20/31(b)(c)		250		156,329
Palmer Square Loan Funding Ltd., Series 2018-5A, Class D, (3 mo. LIBOR US + 4.25%), 5.39%, 01/20/27(b)(c)		500		335,906
Park Avenue Institutional Advisers CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 6.22%), 6.64%, 11/14/29(b)(c)		1,750		1,163,081
Renaissance Home Equity Loan Trust, Series 2007-3, Class AF2, 7.00%, 09/25/37		4,035		2,096,934
Rockford Tower CLO Ltd., Series 2017-2A, Class DR, (3 mo. LIBOR US + 2.85%), 4.07%, 10/15/29(b)(c)		500		397,741
Saxon Asset Securities Trust, Series 2007-3, Class 2A3, (1 mo. LIBOR US + 0.40%), 0.89%, 09/25/47(c)		5,000		4,257,648
Scholar Funding Trust, Series 2013-A, Class R, 0.00%(d)		—	(g)	1,425,800
TICP CLO VII Ltd., Series 2017-7A, Class ER, (3 mo. LIBOR US + 7.05%), 8.56%, 04/15/33(b)(c)		250		166,731
Treman Park CLO Ltd., Series 2015-1A, Class DRR, (3 mo. LIBOR US + 2.65%), 3.79%, 10/20/28(b)(c)		1,500		1,207,199
TRESTLES CLO II Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 3.65%), 4.64%, 07/25/29(b)(c)		250		206,074
WaMu Asset-Backed Certificates Trust, Series 2007-HE3, Class 2A3, (1 mo. LIBOR US + 0.24%), 0.73%, 05/25/37(c)		8,139		6,831,644
Wellfleet CLO Ltd., Series 2017-3A, Class B, (3 mo. LIBOR US + 1.95%), 3.08%, 01/17/31(b)(c)		500		441,731
Westcott Park CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.25%), 4.39%, 07/20/28(b)(c)		550		456,886
York CLO Ltd., Series 2015-1A, Class ER, (3 mo. LIBOR US + 5.65%), 6.75%, 01/22/31(b)(c)		250		150,753

Total Asset-Backed Securities — 18.6% (Cost — $114,037,364)				104,720,756

Corporate Bonds — 79.3%

Aerospace & Defense — 2.8%
Amsted Industries, Inc., 5.63%, 07/01/27(b)		185		185,204
Arconic, Inc.:
5.13%, 10/01/24		79		75,970
5.40%, 04/15/21		9		9,183
5.87%, 02/23/22(h)		1,065		1,086,153
Bombardier, Inc.(b):
8.75%, 12/01/21(h)		1,177		979,264
5.75%, 03/15/22		120		90,000
6.00%, 10/15/22		10		7,500
6.13%, 01/15/23		408		291,720
7.50%, 12/01/24		181		120,293
7.50%, 03/15/25(h)		44		28,380
7.88%, 04/15/27(h)		1,237		800,957
CenturyLink, Inc., 4.00%, 02/15/27(b)(h)		605		586,850
Global Aircraft Leasing Co. Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 09/15/24(b)(i)		256		154,880

Security	Par (000)		Value

Aerospace & Defense (continued)
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)(h)	USD	448	$436,979
Lockheed Martin Corp., 4.09%, 09/15/52(h)		451	581,049
Moog, Inc., 4.25%, 12/15/27(b)		172	161,250
Signature Aviation US Holdings, Inc.(b):
5.38%, 05/01/26		322	297,045
4.00%, 03/01/28		303	257,550
SoftBank Group Corp., 4.00%, 04/20/23	EUR	240	259,059
TransDigm UK Holdings PLC, 6.88%, 05/15/26	USD	231	197,505
TransDigm, Inc.(b):
8.00%, 12/15/25		825	858,000
6.25%, 03/15/26(h)		6,999	6,850,271
United Technologies Corp., 3.75%, 11/01/46(h)		700	825,243
Wolverine Escrow LLC(b):
8.50%, 11/15/24		314	220,585
9.00%, 11/15/26		276	191,351

			15,552,241

Air Freight & Logistics — 0.2%
FedEx Corp.(h):
3.90%, 02/01/35		500	520,230
4.75%, 11/15/45		500	542,232
XPO Logistics, Inc., 6.75%, 08/15/24(b)		22	22,651

			1,085,113

Airlines — 1.9%
Air Canada Pass-Through Trust, Series 2013-1, Class B, 5.38%, 11/15/22(b)		1,833	1,774,919
American Airlines Group, Inc., 5.00%, 06/01/22(b)		1,300	732,810
American Airlines Pass-Through Trust:
Series 2013-2, Class A, 4.95%, 07/15/24		1,180	1,044,930
Series 2017-1, Class B, 4.95%, 08/15/26(h)		1,287	913,712
Avianca Holdings SA, 9.00%, 05/10/23(b)		465	79,050
Continental Airlines Pass-Through Trust, Series 2007-1, Class B, 6.90%, 10/19/23		76	70,954
Delta Air Lines Pass-Through Trust, Series 2007-1, Class B, 8.02%, 02/10/24		979	928,799
Latam Finance Ltd., 6.88%, 04/11/24(b)		737	294,109
United Airlines Pass-Through Trust(h):
Series 2014-2, Class B, 4.63%, 03/03/24		1,597	1,406,404
Series 2015-1, Class A, 3.70%, 06/01/24		3,570	3,170,572

			10,416,259

Auto Components — 1.3%
Allison Transmission, Inc.(b):
5.00%, 10/01/24		38	36,480
5.88%, 06/01/29		381	369,391
Aptiv PLC(h):
4.25%, 01/15/26		400	416,560
4.40%, 10/01/46		280	218,722
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28(b)		337	235,479
FCE Bank PLC, 1.62%, 05/11/23	EUR	100	97,840
Goodyear Tire & Rubber Co., 5.00%, 05/31/26	USD	77	66,990
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.25%, 02/01/22(h)		341	344,410
6.75%, 02/01/24(h)		240	240,600
4.75%, 09/15/24		143	134,494
6.38%, 12/15/25(h)		231	227,535
6.25%, 05/15/26		498	489,345
5.25%, 05/15/27		604	573,806
IHO Verwaltungs GmbH, (3.88% Cash or 4.63% PIK), 3.88%, 05/15/27(i)	EUR	100	97,311
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.:
4.38%, 05/15/26		101	102,103
6.25%, 05/15/26(b)(h)	USD	1,544	1,554,036
8.50%, 05/15/27(b)(h)		2,102	1,781,445

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Auto Components (continued)
Tesla, Inc., 5.30%, 08/15/25(b)	USD	398	$388,050

			7,374,597

Automobiles — 0.3%
General Motors Co., 6.25%, 10/02/43(h)		2,194	1,920,475

Banks — 0.8%
Al Ahli Bank of Kuwait KSCP, (5 year USD Swap + 4.17%), 7.25%(j)(k)		200	183,500
Banca Monte dei Paschi di Siena SpA, 2.63%, 04/28/25	EUR	100	93,107
Bank Tabungan Negara Persero Tbk PT, 4.20%, 01/23/25	USD	200	175,000
Barclays PLC:
4.38%, 09/11/24(h)		720	742,948
5.20%, 05/12/26		200	215,114
BBVA Bancomer SA, 6.75%, 09/30/22(b)		682	707,575
Chong Hing Bank Ltd, (5 year CMT + 3.86%), 5.70%(j)(k)		250	227,266
CIT Group, Inc., 5.00%, 08/01/23(h)		847	829,018
Emirates NBD Bank PJSC, (6 year USD Swap + 3.66%), 6.13%(j)(k)		250	236,094
HSBC Holdings PLC, 4.38%, 11/23/26(h)		370	401,408
Standard Chartered PLC, (5 year USD ICE Swap + 1.97%), 4.87%, 03/15/33(b)(h)(j)		500	521,324

			4,332,354

Beverages — 0.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46(h)		2,160	2,492,188
Central American Bottling Corp., 5.75%, 01/31/27(b)		637	623,464
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26		45	49,275

			3,164,927

Biotechnology — 0.4%
Amgen, Inc., 4.40%, 05/01/45(h)		1,100	1,348,091
Gilead Sciences, Inc., 4.75%, 03/01/46(h)		700	945,732

			2,293,823

Building Materials — 0.0%
Cemex SAB de CV, 3.13%, 03/19/26	EUR	100	89,791

Building Products — 0.4%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27(b)	USD	310	304,575
American Builders & Contractors Supply Co., Inc., 5.88%, 05/15/26(b)		317	313,830
Beacon Roofing Supply, Inc.(b):
4.88%, 11/01/25		62	54,792
4.50%, 11/15/26		104	99,320
Masonite International Corp.(b):
5.75%, 09/15/26		106	102,820
5.38%, 02/01/28		186	177,165
Standard Industries, Inc.(b):
5.50%, 02/15/23		32	32,000
5.38%, 11/15/24(h)		522	523,305
6.00%, 10/15/25(h)		659	678,770
5.00%, 02/15/27		48	48,120
4.75%, 01/15/28		68	66,518

			2,401,215

Capital Markets — 0.5%
CFLD Cayman Investment Ltd., 6.90%, 01/13/23		200	181,250
Goldman Sachs Group, Inc., Series R, (5 year CMT + 3.22%), 4.95%(j)(k)		900	832,500
Intercorp Peru Ltd., 3.88%, 08/15/29(b)		200	179,375
Intertrust Group BV, 3.38%, 11/15/25	EUR	100	109,070
LABL Escrow Issuer LLC, 6.75%, 07/15/26(b)	USD	414	427,786

Security	Par (000)		Value

Capital Markets (continued)
Operadora de Servicios Mega SA de CV, 8.25%, 02/11/25(b)	USD	210	$133,182
Owl Rock Capital Corp., 5.25%, 04/15/24(h)		106	100,630
Raymond James Financial, Inc., 4.95%, 07/15/46(h)		400	472,978
Stevens Holding Co., Inc., 6.13%, 10/01/26(b)		197	197,433

			2,634,204

Chemicals — 2.0%
Ashland Services BV, 2.00%, 01/30/28	EUR	100	102,325
Atotech Alpha 2 BV, (8.75% Cash or 9.50% PIK), 8.75%, 06/01/23(b)(i)	USD	706	663,640
Atotech Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(b)(h)		2,170	2,061,066
Axalta Coating Systems LLC, 4.88%, 08/15/24(b)		265	268,975
Blue Cube Spinco LLC:
9.75%, 10/15/23(h)		915	953,887
10.00%, 10/15/25		430	455,671
Chemours Co., 6.63%, 05/15/23		369	345,015
Cydsa SAB de CV, 6.25%, 10/04/27(b)(h)		914	793,754
Element Solutions, Inc., 5.88%, 12/01/25(b)(h)		1,636	1,620,867
ENN Clean Energy International Investment Ltd., 7.50%, 02/27/21		200	196,250
GCP Applied Technologies, Inc., 5.50%, 04/15/26(b)		199	191,537
Monitchem HoldCo 3 SA, 5.25%, 03/15/25	EUR	100	104,431
NOVA Chemicals Corp., 4.88%, 06/01/24(b)	USD	80	71,800
Orbia Advance Corp SAB de CV, 5.50%, 01/15/48(b)		526	487,372
PQ Corp.(b)(h):
6.75%, 11/15/22		437	440,824
5.75%, 12/15/25		644	631,378
Sherwin-Williams Co., 4.50%, 06/01/47(h)		310	374,763
Syngenta Finance NV, 3.38%, 04/16/26	EUR	100	112,540
Valvoline, Inc., 4.25%, 02/15/30(b)	USD	342	332,595
Vedanta Resources Finance II PLC, 9.25%, 04/23/26		282	111,038
WR Grace & Co-Conn(b)(h):
5.13%, 10/01/21		277	278,385
5.63%, 10/01/24		300	300,750
Yingde Gases Investment Ltd., 6.25%, 01/19/23		200	196,000

			11,094,863

Commercial Services & Supplies — 2.3%
ADT Security Corp.:
6.25%, 10/15/21		234	240,646
3.50%, 07/15/22		71	69,225
4.13%, 06/15/23		16	15,920
4.88%, 07/15/32(b)		685	609,650
Advanced Disposal Services, Inc., 5.63%, 11/15/24(b)		176	182,160
Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 07/15/27(b)(h)		636	642,360
Autostrade per l’Italia SpA, 5.88%, 06/09/24	EUR	200	234,707
Aviation Capital Group LLC, 6.75%, 04/06/21(b)(h)	USD	5,000	4,709,056
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(b)		455	450,450
Clean Harbors, Inc.(b)(h):
4.88%, 07/15/27		297	306,653
5.13%, 07/15/29		205	208,588
Core & Main LP, 6.13%, 08/15/25(b)		1,055	1,012,800
Garda World Security Corp., 9.50%, 11/01/27(b)(h)		176	176,000
GFL Environmental, Inc.(b):
7.00%, 06/01/26(h)		675	702,742
5.13%, 12/15/26		562	584,480
8.50%, 05/01/27		278	303,351
KAR Auction Services, Inc., 5.13%, 06/01/25(b)(h)		323	275,099
Mobile Mini, Inc., 5.88%, 07/01/24(h)		585	591,025
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(b)(h)		157	158,570

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Services & Supplies (continued)
Summer BC Holdco B Sarl, 5.75%, 10/31/26	EUR	100	$96,906
United Rentals North America, Inc.:
4.63%, 10/15/25(h)	USD	324	318,330
5.88%, 09/15/26		60	61,650
5.50%, 05/15/27		345	348,450
3.88%, 11/15/27(h)		292	285,430
Vericast Corp., 8.38%, 08/15/22(b)		206	147,475

			12,731,723

Communications Equipment — 0.4%
CommScope, Inc.(b):
5.50%, 03/01/24(h)		1,042	1,042,000
6.00%, 03/01/26		205	205,512
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 9.88%, 05/01/24(b)		90	73,800
Nokia OYJ(h):
3.38%, 06/12/22		126	126,945
4.38%, 06/12/27		177	179,655
ViaSat, Inc., 5.63%, 04/15/27(b)		677	666,845

			2,294,757

Construction & Engineering — 0.3%
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)(h)		624	461,760
Delhi International Airport Ltd., 6.45%, 06/04/29		200	174,250
frontdoor, Inc., 6.75%, 08/15/26(b)		323	335,113
PulteGroup, Inc., 7.88%, 06/15/32		28	32,200
SPIE SA, 2.63%, 06/18/26	EUR	100	105,534
SRS Distribution, Inc., 8.25%, 07/01/26(b)(h)	USD	618	567,509

			1,676,366

Construction Materials — 0.8%
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/28(b)		444	421,276
Core & Main Holdings LP, (8.625% Cash or 9.38% PIK), 8.63%, 09/15/24(b)(i)		551	523,450
HD Supply, Inc., 5.38%, 10/15/26(b)(h)		2,397	2,444,700
Navistar International Corp., 6.63%, 11/01/25(b)(h)		382	327,642
New Enterprise Stone & Lime Co., Inc.(b):
10.13%, 04/01/22		162	160,785
6.25%, 03/15/26		88	82,720
Williams Scotsman International, Inc.(b):
7.88%, 12/15/22		116	117,595
6.88%, 08/15/23		464	462,840

			4,541,008

Consumer Discretionary — 0.0%
Carnival Corp., 11.50%, 04/01/23(b)		65	67,915
Nielsen Co. Luxembourg Sarl, 5.00%, 02/01/25(b)(h)		196	189,140

			257,055

Consumer Finance — 1.7%
Ally Financial, Inc., 8.00%, 11/01/31(h)		1,832	2,239,620
Husky III Holding Ltd., (13.00% Cash or 13.00% PIK), 13.00%, 02/15/25(b)(i)		356	323,960
Iron Mountain UK PLC, 3.88%, 11/15/25	GBP	100	117,841
Muthoot Finance Ltd.:
6.13%, 10/31/22(b)	USD	481	435,155
4.40%, 09/02/23		200	171,000
Navient Corp.:
5.00%, 10/26/20(h)		370	362,800
7.25%, 09/25/23(h)		153	146,497
6.13%, 03/25/24		105	96,600
5.88%, 10/25/24		76	69,160
6.75%, 06/15/26		40	36,100
5.00%, 03/15/27		335	282,070

Security	Par (000)		Value

Consumer Finance (continued)
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26	EUR	118	$134,483
4.50%, 05/15/26(b)		480	547,048
6.25%, 05/15/26(b)	USD	157	167,338
8.25%, 11/15/26(b)(h)		1,102	1,195,670
Springleaf Finance Corp.:
6.13%, 05/15/22		85	83,938
6.88%, 03/15/25		334	315,864
7.13%, 03/15/26		483	455,227
6.63%, 01/15/28		262	231,215
5.38%, 11/15/29		85	70,566
Verscend Escrow Corp., 9.75%, 08/15/26(b)(h)		1,936	2,018,280

			9,500,432

Containers & Packaging — 1.5%
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(b)(h)(i)		999	927,272
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.13%, 08/15/26(b)(h)		310	302,250
4.75%, 07/15/27(b)	GBP	100	121,611
4.75%, 07/15/27		100	121,611
Ball Corp., 5.25%, 07/01/25	USD	44	48,620
Berry Global, Inc.:
1.00%, 01/15/25	EUR	100	103,251
4.88%, 07/15/26(b)(h)	USD	467	477,011
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26		513	514,052
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26(h)		543	557,932
Graphic Packaging International LLC, 3.50%, 03/15/28(b)		152	144,020
Intertape Polymer Group, Inc., 7.00%, 10/15/26(b)		237	240,273
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(b)(h)		1,030	949,866
OI European Group BV, 2.88%, 02/15/25	EUR	100	103,065
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu(b):
5.13%, 07/15/23	USD	172	172,860
7.00%, 07/15/24		421	422,558
Sealed Air Corp.(b):
5.13%, 12/01/24		54	56,430
6.88%, 07/15/33		44	48,620
Silgan Holdings, Inc.:
4.13%, 02/01/28(b)		278	273,135
2.25%, 06/01/28	EUR	100	106,023
Trivium Packaging Finance BV:
3.75%, 08/15/26		100	107,311
5.50%, 08/15/26(b)(h)	USD	1,189	1,218,725
8.50%, 08/15/27(b)(h)		1,508	1,575,860

			8,592,356

County/City/Special District/School District — 0.0%
Levi Strauss & Co., 5.00%, 05/01/25(b)		25	25,229
PVH Corp., 3.63%, 07/15/24	EUR	100	109,380

			134,609

Diversified Consumer Services — 0.6%
APX Group, Inc.:
7.88%, 12/01/22	USD	139	132,802
8.50%, 11/01/24(b)		166	152,720

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Diversified Consumer Services (continued)
Ascend Learning LLC, 6.88%, 08/01/25(b)(h)	USD	1,197	$1,185,030
Garda World Security Corp., 4.63%, 02/15/27(b)		345	332,062
Graham Holdings Co., 5.75%, 06/01/26(b)		204	206,040
Laureate Education, Inc., 8.25%, 05/01/25(b)		138	140,967
Pinnacle Bidco PLC, 6.38%, 02/15/25	GBP	100	101,340
Prime Security Services Borrower LLC/Prime Finance, Inc.(b):
5.25%, 04/15/24	USD	178	174,385
5.75%, 04/15/26(h)		416	409,885
Service Corp. International, 5.13%, 06/01/29		281	292,240
ServiceMaster Co. LLC, 5.13%, 11/15/24(b)(h)		326	332,585

			3,460,056

Diversified Financial Services — 2.8%
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/26(b)(h)		2,206	2,267,989
Alpha Holding SA de CV, 9.00%, 02/10/25(b)		405	276,919
Altice France Holding SA:
8.00%, 05/15/27	EUR	100	111,181
10.50%, 05/15/27(b)	USD	1,841	1,988,667
6.00%, 02/15/28(b)		497	452,171
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	100	107,793
ASG Finance Designated Activity Co., 7.88%, 12/03/24(b)	USD	262	138,860
Banco Santander SA, (5 year EUR Swap + 4.53%), 4.38%(j)(k)	EUR	200	190,130
CFLD Cayman Investment Ltd.:
8.63%, 02/28/21	USD	200	200,250
8.60%, 04/08/24		200	179,812
Citigroup, Inc., Series V, (Secured Overnight Financing Rate + 3.23%), 4.70%(j)(k)		785	682,950
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(b)		464	316,680
Ford Motor Credit Co. LLC, 4.39%, 01/08/26(h)		1,250	1,089,062
Garfunkelux Holdco 3 SA, 7.50%, 08/01/22	EUR	100	88,764
General Motors Financial Co., Inc., 4.25%, 05/15/23(h)	USD	326	319,556
Gilex Holding Sarl, 8.50%, 05/02/23(b)		256	211,842
Greenko Dutch BV, 5.25%, 07/24/24		200	176,250
Greenko Mauritius Ltd., 6.25%, 02/21/23		200	184,000
Intesa Sanpaolo SpA, 5.02%, 06/26/24(b)		2,888	2,887,177
Intrum AB, 3.00%, 09/15/27	EUR	100	80,618
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(i)		101	104,093
Lloyds Banking Group PLC, (5 year CMT + 4.82%), 6.75%(j)(k)	USD	515	496,975
Manappuram Finance Ltd., 5.90%, 01/13/23		200	156,500
Mong Doung Finacial Holdings BV, 5.13%, 05/07/29		250	235,625
Murphy Oil USA, Inc., 4.75%, 09/15/29		194	199,762
Scenery Journey Ltd.:
11.00%, 11/06/20		200	199,812
11.50%, 10/24/22		219	194,636
13.00%, 11/06/22		200	183,500
Spectrum Brands, Inc., 5.00%, 10/01/29(b)		132	126,060
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(b)(h)		924	896,280
Usiminas International Sarl, 5.88%, 07/18/26(b)		200	176,312
Verisure Midholding AB, 5.75%, 12/01/23	EUR	100	104,967
VZ Vendor Financing BV, 2.50%, 01/31/24		100	107,393
Wanda Group Overseas Ltd., 7.50%, 07/24/22	USD	200	171,250
WMG Acquisition Corp.:
4.13%, 11/01/24	EUR	90	99,609
5.50%, 04/15/26(b)	USD	197	201,679

			15,605,124

Security	Par (000)		Value

Diversified Telecommunication Services — 2.5%
AT&T, Inc.(h):
4.65%, 06/01/44	USD	111	$125,205
4.85%, 07/15/45		389	446,595
4.75%, 05/15/46		2,545	2,943,539
Axtel SAB de CV, 6.38%, 11/14/24(b)(h)		525	486,281
CenturyLink, Inc.:
5.13%, 12/15/26(b)(h)		1,101	1,043,198
Series P, 7.60%, 09/15/39		441	450,296
Series U, 7.65%, 03/15/42		544	544,000
Series W, 6.75%, 12/01/23(h)		620	647,652
Series Y, 7.50%, 04/01/24(h)		715	775,775
Cincinnati Bell, Inc., 7.00%, 07/15/24(b)(h)		100	101,219
Frontier Communications Corp., 8.00%, 04/01/27(b)		1,439	1,467,348
GCI LLC, 6.63%, 06/15/24(b)		182	188,370
Level 3 Financing, Inc.:
5.38%, 08/15/22		91	91,191
5.63%, 02/01/23		146	146,222
5.13%, 05/01/23(h)		360	358,200
5.38%, 05/01/25		146	147,037
5.25%, 03/15/26(h)		864	883,440
4.63%, 09/15/27(b)		169	167,445
Oi SA, (8.00% Cash + 4.00% PIK), 12.00%, 07/27/25(i)		527	387,180
SoftBank Group Corp., 4.50%, 04/20/25	EUR	100	105,969
Telecom Argentina SA, 8.00%, 07/18/26(b)	USD	262	209,846
Telecom Italia Capital SA:
6.38%, 11/15/33		82	88,363
6.00%, 09/30/34		547	566,637
7.20%, 07/18/36		117	131,309
7.72%, 06/04/38		211	244,760
Telecom Italia SpA:
4.00%, 04/11/24	EUR	100	114,120
5.30%, 05/30/24(b)(h)	USD	800	831,032
2.75%, 04/15/25	EUR	100	109,037
Telesat Canada/Telesat LLC, 4.88%, 06/01/27(b)	USD	404	397,940

			14,199,206

Electric Utilities — 1.2%
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energ, 6.25%, 12/10/24		200	192,250
Duke Energy Corp., 4.80%, 12/15/45(h)		1,500	1,934,611
Emera US Finance LP, 4.75%, 06/15/46(h)		200	213,306
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(b)		309	290,170
Enel Finance International NV, 3.63%, 05/25/27(b)(h)		1,250	1,308,011
Energuate Trust, 5.88%, 05/03/27(b)(h)		375	346,650
Inkia Energy Ltd., 5.88%, 11/09/27(b)(h)		455	428,269
NextEra Energy Operating Partners LP(b):
4.25%, 07/15/24		626	637,143
4.25%, 09/15/24		119	120,785
4.50%, 09/15/27		48	49,260
ReNew Power Synthetic, 6.67%, 03/12/24		200	171,625
Talen Energy Supply LLC, 10.50%, 01/15/26(b)		60	49,504
Virginia Electric & Power Co., Series A, 6.00%, 05/15/37(h)		750	1,031,956

			6,773,540

Electronic Equipment, Instruments & Components — 0.5%
CDW LLC/CDW Finance Corp.:
5.50%, 12/01/24(h)		724	771,060
5.00%, 09/01/25		127	130,175
Corning, Inc., 4.38%, 11/15/57(h)		1,915	2,083,055
Itron, Inc., 5.00%, 01/15/26(b)		29	29,145

			3,013,435

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Energy Equipment & Services — 0.3%
Apergy Corp., 6.38%, 05/01/26	USD	283	$232,060
Archrock Partners LP/Archrock Partners Finance Corp., 6.88%, 04/01/27(b)		213	159,750
Gates Global LLC/Gates Global Co., 6.25%, 01/15/26(b)		428	389,527
Odebrecht Oil & Gas Finance Ltd., 0.00%(b)(k)(l)	BRL	155	155
Pattern Energy Group, Inc., 5.88%, 02/01/24(b)	USD	263	265,630
Transocean, Inc., 8.38%, 12/15/21		47	16,403
USA Compression Partners LP/USA Compression Finance Corp.:
6.88%, 04/01/26(h)		329	264,845
6.88%, 09/01/27		567	453,600

			1,781,970

Environmental, Maintenance, & Security Service — 0.1%
Tervita Corp., 7.63%, 12/01/21(b)(h)		383	252,780
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		568	562,320

			815,100

Equity Real Estate Investment Trusts (REITs) — 2.1%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26(b)		205	164,000
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(b)(h)		265	256,056
Fortune Star BVI Ltd.:
6.88%, 01/31/21		200	198,250
5.95%, 01/29/23		200	190,750
6.75%, 07/02/23		250	242,656
GLP Capital LP/GLP Financing II, Inc.(h):
5.25%, 06/01/25		124	120,602
5.38%, 04/15/26		208	207,220
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/25		34	33,320
Iron Mountain, Inc.(b):
4.88%, 09/15/27		471	461,580
4.88%, 09/15/29		13	12,448
iStar, Inc., 5.25%, 09/15/22(h)		72	65,160
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.25%, 02/01/27(b)(h)		408	283,560
LMIRT Capital Pte Ltd., 7.25%, 06/19/24		232	191,400
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26		48	45,480
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 05/01/24(h)		1,713	1,739,055
4.50%, 09/01/26(h)		665	643,387
5.75%, 02/01/27		32	32,400
MPT Operating Partnership LP/MPT Finance Corp.:
5.50%, 05/01/24		88	87,560
5.00%, 10/15/27(h)		1,095	1,116,900
4.63%, 08/01/29(h)		539	535,971
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(b)		676	589,810
SBA Communications Corp., 4.88%, 09/01/24(h)		1,636	1,684,262
Starwood Property Trust, Inc., 5.00%, 12/15/21(h)		278	259,930
Trust F/1401, 6.95%, 01/30/44		1,738	1,651,100
VICI Properties LP/VICI Note Co., Inc., 4.63%, 12/01/29(b)		640	595,200
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(b)		148	135,420

			11,543,477

Food & Staples Retailing — 0.7%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC:
6.63%, 06/15/24(h)		206	212,953

Security	Par (000)		Value

Food & Staples Retailing (continued)
5.75%, 03/15/25	USD	94	$96,585
7.50%, 03/15/26(b)(h)		127	138,906
4.63%, 01/15/27(b)(h)		928	937,280
5.88%, 02/15/28(b)		377	393,852
4.88%, 02/15/30(b)		319	323,386
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	100	119,919
BRF GmbH, 4.35%, 09/29/26	USD	200	172,934
Health & Happiness H&H International Holdings Ltd., 5.63%, 10/24/24		200	195,500
Kraft Heinz Foods Co., 4.63%, 10/01/39(b)(h)		138	135,966
Post Holdings, Inc., 4.63%, 04/15/30(b)		645	632,094
Walgreens Boots Alliance, Inc., 4.80%, 11/18/44(h)		750	800,041

			4,159,416

Food Products — 1.8%
Aramark Services, Inc.:
5.00%, 04/01/25(b)		347	338,325
4.75%, 06/01/26		252	240,660
5.00%, 02/01/28(b)(h)		701	681,722
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(b)(h)		532	528,978
Darling Ingredients, Inc., 5.25%, 04/15/27(b)		124	125,085
Graphic Packaging International LLC, 4.75%, 07/15/27(b)		104	107,640
JBS USA LUX SA/JBS USA Finance, Inc.(b):
5.88%, 07/15/24		594	600,683
5.75%, 06/15/25(h)		1,153	1,151,559
6.75%, 02/15/28		464	492,711
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(b):
6.50%, 04/15/29		862	911,574
5.50%, 01/15/30		683	691,537
Kraft Heinz Foods Co.:
5.00%, 07/15/35		165	177,135
6.88%, 01/26/39		306	366,515
6.50%, 02/09/40		205	239,359
5.00%, 06/04/42		163	165,582
5.20%, 07/15/45		356	365,491
4.38%, 06/01/46		520	495,295
4.88%, 10/01/49(b)		1,375	1,369,907
MHP Lux SA, 6.25%, 09/19/29(b)		600	503,438
Post Holdings, Inc.(b):
5.75%, 03/01/27(h)		294	300,983
5.63%, 01/15/28		86	87,505
5.50%, 12/15/29		152	152,760
Simmons Foods, Inc., 7.75%, 01/15/24(b)		279	290,160

			10,384,604

Health Care Equipment & Supplies — 1.1%
Avantor, Inc.(b)(h):
6.00%, 10/01/24		2,081	2,194,414
9.00%, 10/01/25		1,292	1,401,174
Hologic, Inc.(b):
4.38%, 10/15/25		225	226,035
4.63%, 02/01/28		179	181,685
Immucor, Inc., 11.13%, 02/15/22(b)		112	100,800
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA(b):
6.63%, 05/15/22(h)		489	444,990
7.25%, 02/01/28		1,529	1,391,956
Teleflex, Inc.:
4.88%, 06/01/26		284	288,260
4.63%, 11/15/27		72	73,800

			6,303,114

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Health Care Providers & Services — 4.1%
Acadia Healthcare Co., Inc., 5.13%, 07/01/22	USD	158	$151,680
AHP Health Partners, Inc., 9.75%, 07/15/26(b)		252	249,480
Centene Corp.(b)(h):
5.25%, 04/01/25		543	566,078
5.38%, 06/01/26		401	424,579
5.38%, 08/15/26		387	412,194
4.25%, 12/15/27		802	839,092
4.63%, 12/15/29		2,173	2,379,435
3.38%, 02/15/30		593	597,447
CHS/Community Health Systems, Inc.(b):
8.63%, 01/15/24(h)		807	786,825
6.63%, 02/15/25		332	304,610
8.00%, 03/15/26(h)		1,220	1,169,468
Encompass Health Corp., 5.75%, 11/01/24		45	45,225
HCA, Inc.:
5.38%, 02/01/25(h)		1,326	1,425,636
5.88%, 02/15/26		54	60,361
5.38%, 09/01/26(h)		403	436,248
5.63%, 09/01/28(h)		726	804,466
5.88%, 02/01/29		262	300,200
3.50%, 09/01/30(h)		1,896	1,812,298
LifePoint Health, Inc., 4.38%, 02/15/27(b)		124	116,560
MEDNAX, Inc.(b):
5.25%, 12/01/23(h)		198	187,110
6.25%, 01/15/27		158	143,060
Molina Healthcare, Inc.:
5.38%, 11/15/22		207	213,986
4.88%, 06/15/25(b)		204	205,020
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(b)(h)		879	783,382
Northwell Healthcare, Inc., 4.26%, 11/01/47(h)		686	718,390
Polaris Intermediate Corp., (8.50% Cash or 9.25% PIK), 8.50%, 12/01/22(b)(h)(i)		514	430,431
Surgery Center Holdings, Inc.(b):
6.75%, 07/01/25(h)		782	668,180
10.00%, 04/15/27		352	325,600
Tenet Healthcare Corp.:
8.13%, 04/01/22(h)		1,295	1,305,101
4.63%, 07/15/24(h)		428	422,427
4.63%, 09/01/24(b)		433	424,340
4.88%, 01/01/26(b)(h)		1,703	1,675,241
6.25%, 02/01/27(b)(h)		215	211,689
5.13%, 11/01/27(b)(h)		1,129	1,114,887
UnitedHealth Group, Inc., 4.38%, 03/15/42(h)		750	924,230
Vizient, Inc., 6.25%, 05/15/27(b)		483	507,488

			23,142,444

Health Care Technology — 0.4%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(b)		810	791,953
IQVIA, Inc.:
3.25%, 03/15/25	EUR	194	213,756
3.25%, 03/15/25(b)		100	110,183
5.00%, 10/15/26(b)	USD	548	564,440
5.00%, 05/15/27(b)		717	736,495

			2,416,827

Hotels, Restaurants & Leisure — 4.4%
1011778 BC ULC/New Red Finance, Inc.(b):
4.25%, 05/15/24(h)		28	27,991
5.00%, 10/15/25(h)		1,853	1,862,265
3.88%, 01/15/28		541	524,721
4.38%, 01/15/28		371	358,738
Boyd Gaming Corp., 6.00%, 08/15/26		133	120,365

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Boyne USA, Inc., 7.25%, 05/01/25(b)	USD	230	$230,000
Churchill Downs, Inc.(b):
5.50%, 04/01/27(h)		965	928,504
4.75%, 01/15/28		321	298,851
Cirsa Finance International Sarl, 4.75%, 05/22/25	EUR	100	85,476
Eldorado Resorts, Inc.:
6.00%, 04/01/25	USD	106	101,760
6.00%, 09/15/26		138	138,649
Golden Nugget, Inc., 6.75%, 10/15/24(b)(h)		1,359	1,060,020
Hilton Domestic Operating Co., Inc(h):
4.25%, 09/01/24		382	370,540
5.13%, 05/01/26		852	841,180
4.88%, 01/15/30		1,189	1,135,495
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		246	238,522
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(b):
5.00%, 06/01/24		45	46,373
5.25%, 06/01/26(h)		406	415,135
Las Vegas Sands Corp.:
3.50%, 08/18/26		60	57,095
3.90%, 08/08/29		56	51,516
Lions Gate Capital Holdings LLC(b):
6.38%, 02/01/24		30	27,911
5.88%, 11/01/24		203	187,267
McDonald’s Corp., 3.70%, 01/30/26(h)		750	837,996
Melco Resorts Finance Ltd., 5.25%, 04/26/26		250	243,750
MGM China Holdings Ltd., 5.88%, 05/15/26		250	242,812
MGM Resorts International:
7.75%, 03/15/22(h)		438	445,529
6.00%, 03/15/23		494	480,415
5.75%, 06/15/25		35	33,600
Scientific Games International, Inc.:
5.00%, 10/15/25(b)(h)		461	402,591
3.38%, 02/15/26	EUR	300	269,250
8.25%, 03/15/26(b)(h)	USD	802	605,510
7.00%, 05/15/28(b)		284	204,480
7.25%, 11/15/29(b)		213	151,763
Studio City Finance Ltd., 7.25%, 02/11/24		250	237,500
Unique Pub Finance Co. PLC:
Series M, 7.40%, 03/28/24	GBP	6,400	8,884,357
Series N, 6.46%, 03/30/32		100	135,228
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(b)	USD	268	233,160
Wynn Macau Ltd., 5.50%, 10/01/27		200	193,937
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(b)		518	485,625
Yum! Brands, Inc.:
3.88%, 11/01/23		110	111,617
7.75%, 04/01/25(b)(h)		553	605,466
4.75%, 01/15/30(b)(h)		503	513,060
5.35%, 11/01/43		85	80,750

			24,506,770

Household Durables — 1.0%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp.(b):
6.25%, 09/15/27		255	233,325
4.88%, 02/15/30		447	367,076
Controladora Mabe SA de CV, 5.60%, 10/23/28(b)		624	584,189
Global Prime Capital Pte Ltd., 5.50%, 10/18/23		200	171,687
K Hovnanian Enterprises, Inc., 7.75%, 02/15/26(b)		398	370,140

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Household Durables (continued)
Lennar Corp.:
6.25%, 12/15/21(h)	USD	450	$463,500
4.88%, 12/15/23		146	149,650
4.75%, 05/30/25(h)		410	421,263
5.25%, 06/01/26		32	33,280
4.75%, 11/29/27(h)		425	435,625
Mattamy Group Corp., 4.63%, 03/01/30(b)		306	270,932
MDC Holdings, Inc., 6.00%, 01/15/43		144	138,960
Meritage Homes Corp., 5.13%, 06/06/27		57	54,435
PulteGroup, Inc.:
5.00%, 01/15/27		31	32,231
6.38%, 05/15/33(h)		469	497,210
6.00%, 02/15/35		48	50,760
Shui On Development Holding Ltd., 5.75%, 11/12/23		200	188,000
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(b)		312	287,040
Tempur Sealy International, Inc., 5.50%, 06/15/26(h)		191	182,031
Theta Capital Pte Ltd., 8.13%, 01/22/25		200	153,250
TRI Pointe Group, Inc., 4.88%, 07/01/21		66	64,680
Yanlord Land HK Co. Ltd.:
6.75%, 04/23/23		200	195,125
6.80%, 02/27/24		200	191,500

			5,535,889

Household Products — 0.0%
ACCO Brands Corp., 5.25%, 12/15/24(b)		102	101,235
Energizer Holdings, Inc., 7.75%, 01/15/27(b)(h)		130	137,995

			239,230

Independent Power and Renewable Electricity Producers — 1.5%
Azure Power Solar Energy Pvt Ltd., 5.65%, 12/24/24		200	184,000
Calpine Corp.:
5.50%, 02/01/24		77	76,326
5.75%, 01/15/25(h)		591	588,021
5.25%, 06/01/26(b)(h)		654	665,236
4.50%, 02/15/28(b)		709	687,446
5.13%, 03/15/28(b)(h)		1,657	1,615,575
Clearway Energy Operating LLC:
5.75%, 10/15/25		242	249,236
4.75%, 03/15/28(b)		378	384,615
Genneia SA, 8.75%, 01/20/22(b)(h)		1,061	562,662
Greenko Solar Mauritius Ltd., 5.95%, 07/29/26		200	175,500
NRG Energy, Inc.(h):
6.63%, 01/15/27		1,184	1,263,920
5.75%, 01/15/28		56	60,200
5.25%, 06/15/29(b)		872	933,040
QEP Resources, Inc., 5.38%, 10/01/22		228	78,660
TerraForm Power Operating LLC(b):
4.25%, 01/31/23		214	219,243
5.00%, 01/31/28		136	141,440
4.75%, 01/15/30		355	363,875

			8,248,995

Industrial Conglomerates — 0.1%
BWX Technologies, Inc., 5.38%, 07/15/26(b)		470	479,988

Insurance — 1.3%
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 02/15/24(b)		120	123,600
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(b)(h)		1,159	1,156,218
AmWINS Group, Inc., 7.75%, 07/01/26(b)		262	269,860

Security	Par (000)		Value

Insurance (continued)
Aon PLC, 3.88%, 12/15/25(h)	USD	1,280	$1,389,166
Asahi Mutual Life Insurance Co, (5 year USD Swap + 4.59%), 6.50%(j)(k)		310	317,264
GTCR AP Finance, Inc., 8.00%, 05/15/27(b)		374	349,690
HUB International Ltd., 7.00%, 05/01/26(b)		1,404	1,384,976
Nationstar Mortgage Holdings, Inc.(b):
8.13%, 07/15/23(h)		581	557,760
9.13%, 07/15/26		29	27,731
Nationwide Building Society, (5 year USD ICE Swap + 1.85%), 4.13%, 10/18/32(b)(h)(j)		690	700,387
Teachers Insurance & Annuity Association of America, 4.27%, 05/15/47(b)(h)		700	816,309

			7,092,961

Interactive Media & Services — 0.8%
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27(b)		359	368,873
Match Group, Inc.(b):
5.63%, 02/15/29		209	218,928
4.13%, 08/01/30		302	292,940
Netflix, Inc.:
4.88%, 04/15/28		89	94,645
5.88%, 11/15/28(h)		904	1,022,288
5.38%, 11/15/29(b)(h)		700	768,810
3.63%, 06/15/30	EUR	100	110,435
4.88%, 06/15/30(b)	USD	610	647,149
Rackspace Hosting, Inc., 8.63%, 11/15/24(b)(h)		181	178,307
Twitter, Inc., 3.88%, 12/15/27(b)		158	157,605
Uber Technologies, Inc.(b)(h):
7.50%, 11/01/23		301	301,716
8.00%, 11/01/26		144	147,602
7.50%, 09/15/27		194	197,899

			4,507,197

IT Services — 0.8%
21Vianet Group, Inc., 7.88%, 10/15/21		200	182,512
Banff Merger Sub, Inc., 9.75%, 09/01/26(b)(h)		1,921	1,724,097
Camelot Finance SA, 4.50%, 11/01/26(b)(h)		850	856,375
Fair Isaac Corp., 4.00%, 06/15/28(b)		207	205,240
Gartner, Inc., 5.13%, 04/01/25(b)(h)		207	213,469
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 08/15/27(b)		493	470,766
Science Applications International Corp., 4.88%, 04/01/28(b)		332	325,131
WEX, Inc., 4.75%, 02/01/23(b)		108	104,220
Xerox Corp., 4.80%, 03/01/35		240	204,600

			4,286,410

Leisure Products — 0.2%
Mattel, Inc.:
6.75%, 12/31/25(b)(h)		792	803,880
5.88%, 12/15/27(b)		358	348,405
6.20%, 10/01/40		31	26,389
5.45%, 11/01/41		142	112,180

			1,290,854

Machinery — 0.6%
Colfax Corp.(b):
6.00%, 02/15/24		508	515,620
6.38%, 02/15/26		236	243,363
Mueller Water Products, Inc., 5.50%, 06/15/26(b)		345	353,039
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(b)(h)		607	591,825
SPX FLOW, Inc.(b):
5.63%, 08/15/24(h)		228	229,710
5.88%, 08/15/26		48	48,480

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Machinery (continued)
Terex Corp., 5.63%, 02/01/25(b)(h)	USD	264	$239,474
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(b)(h)		763	711,498
Wabash National Corp., 5.50%, 10/01/25(b)(h)		286	234,520

			3,167,529

Media — 8.3%
Altice Financing SA:
7.50%, 05/15/26(b)(h)		1,249	1,302,082
3.00%, 01/15/28	EUR	100	100,270
5.00%, 01/15/28(b)		462	450,450
Altice France SA:
7.38%, 05/01/26(b)(h)	USD	2,017	2,107,765
5.88%, 02/01/27	EUR	100	113,530
8.13%, 02/01/27(b)	USD	780	840,450
AMC Networks, Inc.:
5.00%, 04/01/24		40	38,780
4.75%, 08/01/25		331	302,319
Block Communications, Inc., 4.88%, 03/01/28(b)		168	167,160
CCO Holdings LLC/CCO Holdings Capital Corp.(b):
4.00%, 03/01/23		421	423,989
5.13%, 05/01/27(h)		1,454	1,509,761
5.88%, 05/01/27		54	56,238
5.00%, 02/01/28(h)		116	119,096
5.38%, 06/01/29(h)		1,321	1,393,668
4.75%, 03/01/30		189	192,251
4.50%, 08/15/30(h)		1,777	1,799,746
4.50%, 05/01/32(h)		1,664	1,653,080
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.48%, 10/23/45(h)		3,000	3,921,729
Clear Channel Worldwide Holdings, Inc.(b)(h):
9.25%, 02/15/24		759	631,867
5.13%, 08/15/27		2,143	2,013,563
Comcast Corp., 4.60%, 08/15/45(h)		1,750	2,232,781
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(b)(h)		2,148	2,035,230
CSC Holdings LLC:
5.38%, 07/15/23(b)(h)		980	991,025
5.25%, 06/01/24		633	658,257
7.75%, 07/15/25(b)(h)		284	296,178
6.63%, 10/15/25(b)		288	301,205
10.88%, 10/15/25(b)(h)		1,603	1,732,763
5.50%, 05/15/26(b)		200	207,480
5.38%, 02/01/28(b)		200	205,500
6.50%, 02/01/29(b)		368	402,003
5.75%, 01/15/30(b)(h)		1,057	1,098,950
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(b)		785	596,600
Discovery Communications LLC, 4.95%, 05/15/42(h)		400	436,021
DISH DBS Corp.:
6.75%, 06/01/21(h)		397	395,412
5.88%, 07/15/22(h)		1,207	1,210,138
5.00%, 03/15/23(h)		303	287,850
7.75%, 07/01/26		326	321,110
DISH Network Corp.(m):
2.38%, 03/15/24		328	275,773
3.38%, 08/15/26		498	403,679
Entercom Media Corp., 6.50%, 05/01/27(b)		338	249,275
Front Range BidCo, Inc.(b)(h):
4.00%, 03/01/27		823	798,170
6.13%, 03/01/28		1,130	1,065,048
Hughes Satellite Systems Corp., 5.25%, 08/01/26(h)		217	228,935

Security	Par (000)		Value

Media (continued)
iHeartCommunications, Inc.:
6.38%, 05/01/26	USD	192	$181,264
5.25%, 08/15/27(b)		213	193,297
4.75%, 01/15/28(b)		96	84,000
Lamar Media Corp.:
5.75%, 02/01/26		146	148,497
4.00%, 02/15/30(b)		163	149,145
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(b)		400	415,840
Live Nation Entertainment, Inc.(b):
4.88%, 11/01/24		62	54,986
4.75%, 10/15/27		235	198,575
Meredith Corp., 6.88%, 02/01/26		68	58,276
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27(b)		209	211,257
Network i2i Ltd, (5 year CMT + 4.27%), 5.65%(j)(k)		250	224,375
Qualitytech LP/QTS Finance Corp., 4.75%, 11/15/25(b)		203	204,269
Radiate Holdco LLC/Radiate Finance, Inc.(b):
6.88%, 02/15/23		136	133,280
6.63%, 02/15/25		200	198,000
Sable International Finance Ltd., 5.75%, 09/07/27(b)		200	199,000
SES SA, (5 year EUR Swap + 5.40%), 5.63%(j)(k)	EUR	100	106,384
Sirius XM Radio, Inc.(b):
4.63%, 07/15/24	USD	181	184,548
5.00%, 08/01/27(h)		308	315,604
5.50%, 07/01/29(h)		563	593,740
TEGNA, Inc., 5.50%, 09/15/24(b)		79	79,395
Tele Columbus AG, 3.88%, 05/02/25	EUR	100	91,681
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(b)	USD	600	612,000
Terrier Media Buyer, Inc., 8.88%, 12/15/27(b)(h)		598	493,350
Tower Bersama Infrastructure Tbk PT, 4.25%, 01/21/25		200	185,500
United Group BV:
4.88%, 07/01/24	EUR	100	107,384
3.63%, 02/15/28		100	101,826
Univision Communications, Inc.(b):
5.13%, 05/15/23(h)	USD	593	563,350
5.13%, 02/15/25		110	96,525
ViacomCBS, Inc., 5.85%, 09/01/43(h)		645	733,851
Videotron Ltd., 5.13%, 04/15/27(b)(h)		519	542,355
Virgin Media Finance PLC, 5.75%, 01/15/25(b)(h)		1,050	1,060,815
Virgin Media Secured Finance PLC:
4.88%, 01/15/27	GBP	130	162,507
6.25%, 03/28/29		158	207,184
5.50%, 05/15/29(b)	USD	400	415,280
Ziggo Bond Co. BV(b):
6.00%, 01/15/27(h)		638	641,190
5.13%, 02/28/30		295	290,575
Ziggo BV(b):
5.50%, 01/15/27(h)		463	470,964
4.88%, 01/15/30		217	214,461

			46,491,707

Metals & Mining — 2.3%
ABJA Investment Co. Pte Ltd., 5.95%, 07/31/24		450	401,344
Allegheny Technologies, Inc., 5.88%, 12/01/27		46	37,950
Arconic Corp., 6.13%, 02/15/28(b)		289	270,937
BHP Billiton Finance USA Ltd., 4.13%, 02/24/42(h)		250	308,162
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(b)		303	284,062
Constellium SE(b):
5.75%, 05/15/24		256	247,040

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Metals & Mining (continued)
6.63%, 03/01/25(h)	USD	300	$288,000
5.88%, 02/15/26(h)		1,693	1,561,792
Freeport-McMoRan, Inc.:
3.55%, 03/01/22		99	99,762
3.88%, 03/15/23		1,246	1,246,997
4.25%, 03/01/30		507	472,068
5.40%, 11/14/34		184	172,500
5.45%, 03/15/43		2,640	2,394,216
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(b)		254	260,667
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(b)(h)		362	357,258
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(b)		155	148,800
JSW Steel Ltd., 5.95%, 04/18/24		200	166,687
Kaiser Aluminum Corp., 4.63%, 03/01/28(b)		214	199,234
Nexa Resources SA, 5.38%, 05/04/27(b)(h)		857	771,836
Novelis Corp.(b):
5.88%, 09/30/26		577	561,017
4.75%, 01/30/30(h)		1,077	945,714
Rio Tinto Finance USA PLC, 4.75%, 03/22/42(h)		400	509,771
thyssenkrupp AG:
1.88%, 03/06/23	EUR	43	44,070
2.88%, 02/22/24		100	103,832
Vale Overseas Ltd., 6.25%, 08/10/26(h)	USD	680	741,880
Vedanta Resources Finance II PLC, 8.00%, 04/23/23		313	114,245

			12,709,841

Multi-Utilities — 0.0%
Superior Plus LP/Superior General Partner, Inc., 7.00%, 07/15/26(b)		86	84,994

Multiline Retail — 0.1%
Dufry One BV, 2.00%, 02/15/27	EUR	100	83,840
Future Retail Ltd., 5.60%, 01/22/25	USD	200	50,000
Target Corp., 4.00%, 07/01/42(h)		300	373,654

			507,494

Offshore Drilling & Other Services — 0.0%
Entegris, Inc., 4.63%, 02/10/26(b)		225	225,563

Oil, Gas & Consumable Fuels — 7.2%
Apache Corp.:
3.25%, 04/15/22		13	11,785
4.75%, 04/15/43(h)		800	547,698
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22(b)(h)		670	549,400
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(l)		364	224,406
Buckeye Partners LP:
4.13%, 03/01/25(b)		345	319,125
4.50%, 03/01/28(b)		476	428,400
5.85%, 11/15/43		162	118,260
5.60%, 10/15/44		207	146,970
Callon Petroleum Co.:
6.25%, 04/15/23(h)		583	120,973
6.13%, 10/01/24		254	48,895
8.25%, 07/15/25		229	41,220
Series WI, 6.38%, 07/01/26		263	42,080
Centennial Resource Production LLC, 6.88%, 04/01/27(b)		342	102,600
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27		138	137,743

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Cheniere Energy Partners LP:
5.63%, 10/01/26	USD	300	$286,680
4.50%, 10/01/29(b)		633	583,942
Series WI, 5.25%, 10/01/25		57	54,412
Citgo Holding, Inc., 9.25%, 08/01/24(b)		407	366,300
CNX Resources Corp.:
5.88%, 04/15/22(h)		1,045	1,028,019
7.25%, 03/14/27(b)		87	77,865
Comstock Resources, Inc.:
7.50%, 05/15/25(b)		341	283,030
9.75%, 08/15/26		153	132,347
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.25%, 04/01/23		18	13,140
5.63%, 05/01/27(b)(h)		511	332,150
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)(h)		1,335	1,081,497
CVR Energy, Inc.(b):
5.25%, 02/15/25		282	231,240
5.75%, 02/15/28		94	79,478
DCP Midstream Operating LP(h):
5.38%, 07/15/25		262	211,565
5.13%, 05/15/29		186	138,514
6.45%, 11/03/36(b)		254	147,955
6.75%, 09/15/37(b)		418	250,800
Diamondback Energy, Inc., 3.50%, 12/01/29		389	334,238
eG Global Finance PLC:
6.75%, 02/07/25(b)		252	229,320
6.25%, 10/30/25	EUR	142	140,050
8.50%, 10/30/25(b)	USD	299	291,525
Enbridge, Inc, (3 mo. LIBOR US + 3.64%), 6.25%, 03/01/78(j)		1,865	1,707,407
Endeavor Energy Resources LP/EER Finance, Inc.(b):
5.50%, 01/30/26(h)		670	592,883
5.75%, 01/30/28		599	534,907
Energy Transfer Operating LP(h):
6.13%, 12/15/45		500	480,447
5.30%, 04/15/47		350	305,042
EnLink Midstream LLC, 5.38%, 06/01/29		98	60,760
EnLink Midstream Partners LP:
4.40%, 04/01/24		281	177,030
4.15%, 06/01/25		20	12,400
4.85%, 07/15/26		116	70,760
5.60%, 04/01/44		211	84,400
5.05%, 04/01/45		34	13,770
EnQuest PLC,(7.00% PIK), 7.00%, 10/15/23(b)(i)		7	2,465
Enterprise Products Operating LLC, (3 mo. LIBOR US + 2.57%), 5.38%, 02/15/78(j)		420	364,354
EQM Midstream Partners LP, 4.13%, 12/01/26		131	112,333
EQT Corp.:
3.90%, 10/01/27		86	72,240
7.00%, 02/01/30		50	47,250
Extraction Oil & Gas, Inc.(b):
7.38%, 05/15/24		340	53,434
5.63%, 02/01/26(h)		706	116,490
Genesis Energy LP/Genesis Energy Finance Corp.:
6.00%, 05/15/23		184	162,435
5.63%, 06/15/24		204	172,380
6.50%, 10/01/25(h)		53	44,520
7.75%, 02/01/28		144	122,400
Geopark Ltd., 6.50%, 09/21/24(b)		228	162,245

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27	USD	200	$159,000
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 09/30/21(b)(h)		636	400,680
Hess Corp., 4.30%, 04/01/27(h)		750	679,915
Hess Midstream Operations LP, 5.63%, 02/15/26(b)		249	231,570
Hilong Holding Ltd., 8.25%, 09/26/22		200	130,750
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26		200	172,500
Impulsora Pipeline LLC, 6.05%, 01/01/43(d)		1,645	1,616,270
Indigo Natural Resources LLC, 6.88%, 02/15/26(b)		545	506,850
Kinder Morgan Energy Partners LP, 4.25%, 09/01/24(h)		2,500	2,658,652
Matador Resources Co., 5.88%, 09/15/26		420	210,000
Medco Bell Pte Ltd., 6.38%, 01/30/27		250	148,750
MEG Energy Corp.(b):
7.00%, 03/31/24		58	41,180
6.50%, 01/15/25(h)		753	617,460
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.50%, 01/15/28		402	377,880
MPLX LP(b):
6.38%, 05/01/24		132	134,716
4.25%, 12/01/27		235	225,956
Murphy Oil Corp.:
5.75%, 08/15/25		27	18,630
5.88%, 12/01/42		35	20,300
Nabors Industries Ltd.(b):
7.25%, 01/15/26		214	81,320
7.50%, 01/15/28		195	78,000
Neptune Energy Bondco PLC, 6.63%, 05/15/25(b)		200	133,000
NGPL PipeCo LLC, 7.77%, 12/15/37(b)(h)		270	297,345
NuStar Logistics LP, 6.00%, 06/01/26		234	210,600
Occidental Petroleum Corp., 4.50%, 07/15/44		500	302,500
Odebrecht Offshore Drilling Finance Ltd.(b):
6.72%, 12/01/22(h)	BRL	226	170,605
(7.72% PIK), 7.72%, 12/01/26(i)		32	2,511
Parsley Energy LLC/Parsley Finance Corp.(b):
5.38%, 01/15/25(h)	USD	284	254,890
5.25%, 08/15/25		70	61,775
5.63%, 10/15/27		340	290,700
4.13%, 02/15/28		368	301,760
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 06/15/25(h)		163	122,250
PDC Energy, Inc.:
1.13%, 09/15/21(m)		1,091	896,067
6.13%, 09/15/24		177	138,945
6.25%, 12/01/25		144	89,280
5.75%, 05/15/26		161	122,795
Pertamina Persero PT, 4.30%, 05/20/23		442	449,459
Petrobras Global Finance BV:
8.38%, 05/23/21(h)		126	130,764
6.13%, 01/17/22(h)		310	316,975
5.30%, 01/27/25		200	193,232
8.75%, 05/23/26(h)		637	708,344
6.00%, 01/27/28(h)		693	662,543
7.25%, 03/17/44		480	477,090
Petroleos Mexicanos:
6.88%, 08/04/26		964	798,674
5.35%, 02/12/28		199	148,504
QEP Resources, Inc.:
6.88%, 03/01/21		410	196,800
5.25%, 05/01/23		198	66,330
5.63%, 03/01/26		202	64,640

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Range Resources Corp.:
5.88%, 07/01/22	USD	57	$48,450
5.00%, 08/15/22(h)		312	287,040
5.00%, 03/15/23(h)		240	211,200
Sabine Pass Liquefaction LLC, 5.75%, 05/15/24		10	10,449
Saudi Arabian Oil Co.:
3.50%, 04/16/29(b)		225	226,406
3.50%, 04/16/29		449	451,806
Shell International Finance BV, 4.38%, 05/11/45(h)		450	529,965
SM Energy Co.:
6.13%, 11/15/22		176	70,400
5.00%, 01/15/24		409	128,999
5.63%, 06/01/25(h)		147	41,160
6.75%, 09/15/26		143	38,968
6.63%, 01/15/27		41	11,480
Southwestern Energy Co.:
4.10%, 03/15/22		272	240,720
6.20%, 01/23/25		104	92,040
7.50%, 04/01/26		70	62,825
Suncor Energy, Inc., 6.50%, 06/15/38(h)		800	866,131
Sunoco LP/Sunoco Finance Corp.:
6.00%, 04/15/27		75	73,125
Series WI, 4.88%, 01/15/23		253	245,410
Series WI, 5.50%, 02/15/26		38	36,670
Series WI, 5.88%, 03/15/28		147	139,650
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50%, 09/15/24(b)(h)		572	434,720
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.13%, 02/01/25		156	140,400
5.88%, 04/15/26(h)		312	279,708
5.38%, 02/01/27		2	1,700
6.50%, 07/15/27		258	232,200
5.00%, 01/15/28(h)		404	337,340
6.88%, 01/15/29(h)		901	826,307
5.50%, 03/01/30(b)		443	377,658
Transocean, Inc., 8.00%, 02/01/27(b)		396	157,283
Viper Energy Partners LP, 5.38%, 11/01/27(b)		145	129,775
Williams Partners LP, 4.50%, 11/15/23(h)		1,750	1,811,669
WPX Energy, Inc.:
8.25%, 08/01/23		123	118,080
5.25%, 09/15/24(h)		143	128,388
5.75%, 06/01/26		109	98,787
5.25%, 10/15/27		53	46,110
4.50%, 01/15/30(h)		582	474,330
YPF SA, 8.50%, 07/28/25		906	432,049

			40,564,129

Paper & Forest Products — 0.0%
Norbord, Inc., 6.25%, 04/15/23(b)		182	179,270

Pharmaceuticals — 2.8%
AbbVie, Inc., 4.45%, 05/14/46(h)		1,000	1,165,364
Allergan Funding SCS, 4.75%, 03/15/45(h)		500	580,269
Allergan Sales LLC, 5.00%, 12/15/21(b)(h)		718	752,131
Bausch Health Americas, Inc.(b):
9.25%, 04/01/26		61	67,405
8.50%, 01/31/27(h)		1,032	1,137,677
Bausch Health Cos., Inc.:
5.50%, 03/01/23(b)(h)		658	651,420
4.50%, 05/15/23	EUR	552	591,250
5.88%, 05/15/23(b)	USD	30	29,775
7.00%, 03/15/24(b)		176	180,990
6.13%, 04/15/25(b)		197	199,463

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Pharmaceuticals (continued)
5.50%, 11/01/25(b)(h)	USD	214	$222,453
9.00%, 12/15/25(b)		608	663,024
5.75%, 08/15/27(b)		423	446,096
7.00%, 01/15/28(b)		193	200,237
5.00%, 01/30/28(b)		223	214,010
7.25%, 05/30/29(b)(h)		664	708,608
5.25%, 01/30/30(b)		288	285,123
Catalent Pharma Solutions, Inc.:
4.88%, 01/15/26(b)		384	393,600
5.00%, 07/15/27(b)		477	486,540
2.38%, 03/01/28	EUR	124	126,236
Charles River Laboratories International, Inc.(b):
5.50%, 04/01/26	USD	514	535,794
4.25%, 05/01/28		171	172,496
CVS Health Corp., 5.05%, 03/25/48(h)		1,110	1,406,615
Elanco Animal Health, Inc., 5.65%, 08/28/28		342	378,765
Endo DAC/Endo Finance LLC/Endo Finco, Inc., 6.00%, 07/15/23(b)		439	329,074
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23(b)(h)		1,670	1,690,875
Mylan NV, 3.95%, 06/15/26(h)		650	689,560
Nidda BondCo GmbH, 7.25%, 09/30/25	EUR	100	106,795
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24		100	105,951
Par Pharmaceutical, Inc., 7.50%, 04/01/27(b)(h)	USD	1,012	1,028,445
Rossini Sarl, 6.75%, 10/30/25	EUR	166	191,472

			15,737,513

Producer Durables: Miscellaneous — 0.2%
Open Text Corp., 3.88%, 02/15/28(b)	USD	539	528,220
Open Text Holdings, Inc., 4.13%, 02/15/30(b)		539	524,285

			1,052,505

Professional Services — 0.4%
ASGN, Inc., 4.63%, 05/15/28(b)		243	224,095
Dun & Bradstreet Corp.(b):
6.88%, 08/15/26(h)		1,010	1,063,025
10.25%, 02/15/27		647	708,465

			1,995,585

Real Estate Management & Development — 2.5%
ADLER Real Estate AG:
1.88%, 04/27/23	EUR	100	103,474
3.00%, 04/27/26		100	103,694
Agile Group Holdings Ltd.:
(5 year CMT + 11.29%), 7.88%(j)(k)	USD	200	182,500
6.70%, 03/07/22		250	249,862
Central China Real Estate Ltd.:
6.88%, 08/08/22		200	191,500
7.25%, 04/24/23		200	189,250
China Aoyuan Group Ltd.:
7.50%, 05/10/21		200	200,744
7.95%, 02/19/23		450	456,750
China Evergrande Group:
8.25%, 03/23/22		200	177,250
9.50%, 04/11/22		200	179,250
11.50%, 01/22/23		450	404,437
12.00%, 01/22/24		250	219,375
China SCE Group Holdings Ltd.:
7.25%, 04/19/23		200	190,000
7.38%, 04/09/24		200	187,688
CIFI Holdings Group Co. Ltd.:
7.63%, 03/02/21		200	201,750
7.63%, 02/28/23		200	205,500
6.55%, 03/28/24		200	198,000
6.45%, 11/07/24		200	195,250

Security	Par (000)		Value

Real Estate Management & Development (continued)
Country Garden Holdings Co. Ltd.:
8.00%, 01/27/24	USD	200	$211,722
6.50%, 04/08/24		200	202,375
6.15%, 09/17/25		200	199,579
5.13%, 01/14/27		200	188,750
Easy Tactic Ltd.:
8.75%, 01/10/21		200	198,250
9.13%, 07/28/22		200	187,895
8.13%, 02/27/23		200	180,250
Fantasia Holdings Group Co. Ltd.:
8.38%, 03/08/21		200	195,313
11.75%, 04/17/22		200	198,267
12.25%, 10/18/22		200	197,000
Greenland Global Investment Ltd.:
7.25%, 03/12/22		200	197,000
5.60%, 11/13/22		200	187,000
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(b)		120	110,400
Heimstaden Bostad AB(5 year EUR Swap + 3.67%), 3.25%(j)(k)	EUR	100	99,128
Hopson Development Holdings Ltd., 7.50%, 06/27/22	USD	200	187,842
Howard Hughes Corp., 5.38%, 03/15/25(b)(h)		218	211,316
Kaisa Group Holdings Ltd.:
11.25%, 04/09/22		200	197,437
11.95%, 10/22/22		200	195,000
11.50%, 01/30/23		200	191,500
10.88%, 07/23/23		200	186,375
11.95%, 11/12/23		200	190,513
KWG Group Holdings Ltd.:
7.88%, 08/09/21		200	201,437
7.88%, 09/01/23		200	197,500
7.40%, 03/05/24		200	193,500
Logan Property Holdings Co. Ltd.:
7.50%, 08/25/22		200	204,000
6.50%, 07/16/23		200	199,687
6.90%, 06/09/24		200	200,500
5.75%, 01/14/25		200	192,000
New Metro Global Ltd.:
6.50%, 04/23/21		200	198,312
6.80%, 08/05/23		200	193,250
Newmark Group, Inc., 6.13%, 11/15/23		128	117,866
Powerlong Real Estate Holdings Ltd., 7.13%, 11/08/22		200	193,750
Redsun Properties Group Ltd., 9.95%, 04/11/22		200	184,500
RKPF Overseas A Ltd., Class A, 6.70%, 09/30/24		513	491,358
Ronshine China Holdings Ltd.:
11.25%, 08/22/21		200	207,000
10.50%, 03/01/22		200	206,562
8.95%, 01/22/23		200	199,937
Shimao Property Holdings Ltd.:
6.13%, 02/21/24		200	206,750
5.60%, 07/15/26		200	200,625
Sunac China Holdings Ltd.:
7.25%, 06/14/22		200	197,417
7.95%, 10/11/23		200	196,438
7.50%, 02/01/24		200	193,498
Times China Holdings Ltd., 6.75%, 07/16/23		313	307,131
Yango Justice International Ltd., 10.00%, 02/12/23		200	198,187
Yuzhou Properties Co. Ltd.:
8.63%, 01/23/22		200	200,000
8.50%, 02/04/23		200	193,000
8.50%, 02/26/24		200	185,250
8.38%, 10/30/24		200	180,813

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Real Estate Management & Development (continued)
Zhenro Properties Group Ltd.:
9.15%, 03/08/22	USD	200	$200,061
8.70%, 08/03/22		200	196,000

			13,785,515

Road & Rail — 0.8%
Burlington Northern Santa Fe LLC, 4.38%, 09/01/42(h)		500	609,445
Herc Holdings, Inc., 5.50%, 07/15/27(b)		455	426,517
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34(b)(h)		2,153	2,411,645
Union Pacific Corp., 4.05%, 11/15/45(h)		500	575,611
United Rentals North America, Inc.:
5.25%, 01/15/30		170	170,425
4.00%, 07/15/30		200	189,000

			4,382,643

Semiconductors & Semiconductor Equipment — 0.9%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		89	97,233
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27(h)		2,600	2,710,444
Microchip Technology, Inc., 1.63%, 02/15/25(m)		102	186,105
ON Semiconductor Corp., 1.00%, 12/01/20(m)		327	343,692
Qorvo, Inc.:
5.50%, 07/15/26		278	291,900
4.38%, 10/15/29(b)		98	97,633
QUALCOMM, Inc., 4.65%, 05/20/35(h)		400	509,958
Sensata Tech, Inc., 4.38%, 02/15/30(b)		236	228,920
Sensata Technologies BV, 5.00%, 10/01/25(b)		368	366,013
Sensata Technologies UK Financing Co. PLC, 6.25%, 02/15/26(b)		222	228,660

			5,060,558

Software — 2.3%
ACI Worldwide, Inc., 5.75%, 08/15/26(b)(h)		833	828,835
CA, Inc., 3.60%, 08/15/22(h)		660	669,661
Castle US Holding Corp., 9.50%, 02/15/28(b)		390	366,600
CDK Global, Inc.:
4.88%, 06/01/27(h)		822	819,945
5.25%, 05/15/29(b)		164	167,280
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho, 10.00%, 11/30/24(b)(h)		1,244	1,309,310
Infor US, Inc., 6.50%, 05/15/22(h)		2,690	2,692,421
MSCI, Inc.(b):
4.00%, 11/15/29		99	103,513
3.63%, 09/01/30		116	117,450
Nuance Communications, Inc., 5.63%, 12/15/26		153	160,375
PTC, Inc.:
6.00%, 05/15/24(h)		269	277,151
3.63%, 02/15/25(b)		214	210,683
4.00%, 02/15/28(b)		242	237,160
RP Crown Parent LLC, 7.38%, 10/15/24(b)(h)		900	884,250
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(b)(h)		1,872	1,862,640
Sophia LP/Sophia Finance, Inc., 9.00%, 09/30/23(b)		54	54,405
SS&C Technologies, Inc., 5.50%, 09/30/27(b)(h)		1,697	1,739,425
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 02/01/23(b)		200	194,310

			12,695,414

Specialty Retail — 0.5%
Asbury Automotive Group, Inc.(b):
4.50%, 03/01/28		115	96,566
4.75%, 03/01/30		111	93,001
IAA, Inc., 5.50%, 06/15/27(b)		443	442,025

Security	Par (000)		Value

Specialty Retail (continued)
L Brands, Inc.:
6.88%, 11/01/35(h)	USD	478	$351,999
6.75%, 07/01/36		79	56,880
Lowe’s Cos., Inc., 4.65%, 04/15/42(h)		400	477,426
Penske Automotive Group, Inc., 5.50%, 05/15/26		32	29,280
PetSmart, Inc.(b)(h):
7.13%, 03/15/23		314	300,655
5.88%, 06/01/25		291	293,183
Staples, Inc., 7.50%, 04/15/26(b)(h)		749	591,710

			2,732,725

Technology Hardware, Storage & Peripherals — 0.4%
Dell International LLC/EMC Corp., 7.13%, 06/15/24(b)(h)		1,104	1,143,965
NCR Corp.(b):
5.75%, 09/01/27		259	259,647
6.13%, 09/01/29		106	105,205
Presidio Holdings, Inc., 4.88%, 02/01/27(b)		333	328,005
Western Digital Corp., 4.75%, 02/15/26(h)		543	554,365

			2,391,187

Textiles, Apparel & Luxury Goods — 0.0%
William Carter Co., 5.63%, 03/15/27(b)		202	204,780

Thrifts & Mortgage Finance — 0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 03/15/22(b)(h)		27	22,275
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/27(b)		367	313,088

			335,363

Tobacco — 0.5%
Altria Group, Inc., 4.50%, 05/02/43(h)		750	761,311
Philip Morris International, Inc., 4.38%, 11/15/41(h)		900	1,032,845
Reynolds American, Inc., 5.85%, 08/15/45		715	826,395

			2,620,551

Transportation Infrastructure — 0.1%
Ferrovial Netherlands BV, (5 year EUR Swap + 2.13%), 2.12%(j)(k)	EUR	100	97,892
Heathrow Finance PLC, 4.13%, 09/01/29	GBP	100	116,158
Transurban Finance Co. Property Ltd., 4.13%, 02/02/26(b)(h)	USD	520	560,358

			774,408

Utilities — 0.3%
Centrais Eletricas Brasileiras SA, 3.63%, 02/04/25(b)		424	385,117
ContourGlobal Power Holdings SA:
3.38%, 08/01/23	EUR	100	107,142
4.13%, 08/01/25		100	107,467
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 07/27/23(b)	USD	1,061	424,400
Stoneway Capital Corp.:
10.00%, 03/01/27(a)(b)(f)		940	137,417
10.00%, 03/01/27		333	49,947
Vistra Operations Co. LLC(b):
5.50%, 09/01/26		80	82,360
5.63%, 02/15/27		428	450,470
5.00%, 07/31/27		195	198,880

			1,943,200

Wireless Telecommunication Services — 2.5%
Altice France SA, 5.50%, 01/15/28(b)(h)		757	762,375
Comunicaciones Celulares SA Via Comcel Trust, 6.88%, 02/06/24(b)		1,000	1,000,000

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Wireless Telecommunication Services (continued)
Iron Mountain, Inc., 3.00%, 01/15/25	EUR	100	$104,078
Matterhorn Telecom SA, 4.00%, 11/15/27		100	108,502
SBA Communications Corp.(h):
4.00%, 10/01/22	USD	475	477,517
3.88%, 02/15/27(b)		939	958,954
Sprint Capital Corp.:
6.88%, 11/15/28(h)		1,160	1,397,046
8.75%, 03/15/32		281	394,805
Sprint Corp.:
7.88%, 09/15/23(h)		604	678,805
7.13%, 06/15/24(h)		558	626,366
7.63%, 02/15/25		242	277,695
7.63%, 03/01/26(h)		816	964,594
T-Mobile USA, Inc.:
4.00%, 04/15/22(h)		234	239,265
6.38%, 03/01/25(h)		220	225,775
6.50%, 01/15/26		286	302,088
4.50%, 02/01/26(h)		570	587,271
4.75%, 02/01/28(h)		800	840,016
Telesat Canada/Telesat LLC, 6.50%, 10/15/27(b)		40	37,628
VEON Holdings BV, 4.00%, 04/09/25(b)		200	204,800
VICI Properties LP/VICI Note Co., Inc.(b):
3.50%, 02/15/25		503	472,820
4.25%, 12/01/26(h)		1,546	1,444,876
3.75%, 02/15/27(h)		534	496,620
4.13%, 08/15/30(h)		1,420	1,292,200

			13,894,096

Total Corporate Bonds — 79.3% (Cost — $465,108,442)			445,411,345

Floating Rate Loan Interests(c) — 6.0%

Auto Components — 0.1%
Dealer Tire, LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.65%, 12/12/25(d)		95	82,917
Panther BF Aggregator 2 LP, USD Term Loan B, (1 mo. LIBOR + 3.50%), 3.90%, 04/30/26		336	303,631

			386,548

Banks — 0.0%
Capri Finance LLC, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 3.76%, 11/01/24		212	193,549

Building Products — 0.0%
CPG International, Inc., 2017 Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.93%, 05/05/24		141	127,259

Capital Markets — 0.1%
Deerfield Dakota Holding, LLC, 2020 USD Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 04/09/27		106	100,352
Jefferies Finance LLC, 2019 Term Loan, (1 mo. LIBOR + 3.25%), 3.69%, 06/03/26		291	257,289

			357,641

Chemicals — 0.3%
Alpha 3 BV, 2017 Term Loan B1, 01/31/24(n)		875	814,294
Ascend Performance Materials Operations LLC, 2019 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.70%, 08/27/26(d)		498	452,725
Charter NEX US, Inc., Incremental Term Loan, (1 mo. LIBOR + 3.50%), 3.90%, 05/16/24		220	210,122
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.66%, 05/15/24		265	235,116

			1,712,257

Security	Par (000)		Value

Commercial Services & Supplies — 0.4%
Advanced Disposal Services, Inc., Term Loan B3, (3 mo. LIBOR + 2.25%), 3.00%, 11/10/23	USD	58	$57,662
Asurion LLC:
2017 2nd Lien Term Loan, (3 mo. LIBOR + 6.50%), 6.90%, 08/04/25(d)		514	496,010
2017 Term Loan B4, 08/04/22(n)		95	91,340
Diamond (BC) BV, Term Loan, (3 mo. LIBOR + 3.00%), 3.76%, 09/06/24		433	371,333
GFL Environmental, Inc., 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 05/30/25		182	178,418
Invictus U.S., LLC, 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 8.53%, 03/30/26		60	43,732
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.88%, 09/19/26(d)		67	60,499
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 4.90%, 08/27/25		1,158	1,088,031

			2,387,025

Construction & Engineering — 0.3%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.70%, 06/21/24		1,842	1,552,474
SRS Distribution, Inc., 2018 1st Lien Term Loan, (6 mo. LIBOR + 3.25%), 4.32%, 05/23/25		349	310,125

			1,862,599

Containers & Packaging — 0.1%
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 4.56%, 04/03/24		448	383,075

Diversified Consumer Services — 0.1%
Amentum Government Services Holdings LLC, Term Loan B, (1 mo. LIBOR + 4.00%), 4.40%, 02/01/27		81	77,152
Ascend Learning LLC, 2017 Term Loan B, 07/12/24(n)		65	60,410
BidFair MergerRight, Inc., Term Loan B, (1 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 01/15/27(d)		410	363,231

			500,793

Diversified Financial Services — 0.0%
Advisor Group, Inc., 2019 Term Loan, (1 mo. LIBOR US), 5.40%, 07/31/26		122	98,073
Credito Real Sab DE CV, Term Loan B, (3 mo. LIBOR + 3.75%), 5.43%, 02/17/23(d)		80	64,000
VS Buyer LLC, Term Loan B, (3 mo. LIBOR + 3.25%), 4.86%, 02/28/27		94	88,360

			250,433

Diversified Telecommunication Services — 0.5%
CenturyLink, Inc., 2020 Term Loan B, (1 mo. LIBOR + 2.25%), 2.65%, 03/15/27		661	624,120
Frontier Communications Corp., 2017 Term Loan B1, (3 mo. LIBOR + 3.75%), 5.21%, 06/15/24		772	748,577
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 3.40%, 03/09/27		1,692	1,585,759

			2,958,456

Energy Equipment & Services — 0.1%
Pioneer Energy Services Corp., Term Loan, (PRIME + 6.75%), 10.00%, 11/08/22(d)		865	813,107

Entertainment — 0.0%
Aviron Capital LLC, 2017 Term Loan, 15.00%, 07/17/20(a)(d)(f)(o)		72,705	—
Aviron Pictures LLC, 2020 Term Loan, 15.00%, 07/17/20(a)(d)(o)		1,191	—

			—

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Food Products — 0.1%
Chobani LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.50%), 4.50%, 10/10/23	USD	285	$270,200

Health Care Equipment & Supplies — 0.4%
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.45%, 06/15/21		1,577	1,385,953
Ortho-Clinical Diagnostics SA:
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 4.27%, 06/30/25		173	153,209
EUR Term Loan B, (EURIBOR + 3.50%), 3.50%, 06/30/25	EUR	1,000	959,964

			2,499,126

Health Care Providers & Services — 0.4%
AHP Health Partners, Inc., 2018 Term Loan, (3 mo. LIBOR + 4.50%), 5.50%, 06/30/25	USD	408	377,048
Da Vinci Purchaser Corp., 2019 Term Loan, (1 mo. LIBOR + 4.00%), 5.24%, 01/08/27		233	219,603
Envision Healthcare Corp., 2018 1st Lien Term Loan, (3 mo. LIBOR +3.75%), 4.15%, 10/10/25		1,159	791,697
Gentiva Health Services, Inc., 2020 Term Loan, (1 mo. LIBOR +3.25%), 3.69%, 07/02/25(d)		207	194,983
Quorum Health Corporation, Term Loan B, (1 mo. LIBOR + 6.75%, 1.00% Floor), 7.75%, 04/29/22		235	202,781
RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 4.15%, 11/17/25		168	155,283

			1,941,395

Health Care Services — 0.0%
Emerald TopCo., Inc., Term Loan, (1 mo. LIBOR +3.50%), 4.26%, 07/24/26		206	192,557

Health Care Technology — 0.1%
Athenahealth, Inc., 2019 Term Loan B, (3 mo. LIBOR + 4.50%), 5.28%, 02/11/26(d)		287	264,107

Hotels, Restaurants & Leisure — 0.0%
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 4.95%, 07/10/25(d)		81	80,854

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., 2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 2.40%, 08/12/26		45	43,326

Industrial Conglomerates — 0.2%
PSAV Holdings LLC, 2018 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 9.01%, 09/01/25		623	373,622
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.74%, 11/28/21		197	163,527
Vertiv Group Corp., Term Loan B, (1 mo. LIBOR + 3.00%), 3.99%, 03/02/27(d)		433	405,937

			943,086

Insurance — 0.3%
Alliant Holdings I, Inc., 2018 Term Loan B, (3 mo. LIBOR + 2.75%), 3.15%, 05/09/25		253	235,750
Hub International Ltd., 2019 Incremental Term Loan B, (1 mo. LIBOR + 4.00%), 5.69%, 04/25/25		246	235,601
Sedgwick Claims Management Services, Inc:
2019 Term Loan B, (1 mo. LIBOR + 4.00%), 4.40%, 09/03/26		279	259,805
Term Loan B, (1 mo. LIBOR + 3.25%), 3.65%, 12/31/25		755	691,524

			1,422,680

Security	Par (000)		Value

Interactive Media & Services — 0.0%
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.76%, 11/03/23	USD	99	$92,264
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/06/24		170	152,464

			244,728

IT Services — 0.1%
Camelot U.S. Acquisition 1 Co., Term Loan B, (1 mo. LIBOR + 3.25%), 3.65%, 10/31/26		205	196,238
Flexential Intermediate Corp.:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 4.95%, 08/01/24		174	124,274
2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 8.71%, 08/01/25		75	26,625
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 3.90%, 02/12/27		217	175,533

			522,670

Life Sciences Tools & Services — 0.1%
Sotera Health Holdings LLC, 2019 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 12/11/26		628	601,935

Machinery — 0.3%
Ingersoll-Rand Global Holding Co. Ltd., 2020 USD Spinco Term Loan, (1 mo. LIBOR + 1.75%), 2.15%, 03/01/27		106	100,382
MHI Holdings LLC, Term Loan B, (1 mo. LIBOR + 5.00%), 5.40%, 09/21/26		255	229,824
Titan Acquisition Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 4.45%, 03/28/25		1,446	1,266,037

			1,596,243

Media — 0.7%
Altice France SA, 2018 Term Loan B13, (1 mo. LIBOR + 4.00%), 4.81%, 08/14/26		209	193,545
Clear Channel Outdoor Holdings, Inc., Term Loan B, (1 mo. LIBOR +3.50%), 4.26%, 08/21/26		886	767,481
Connect Finco Sarl, Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 0.38%, 12/11/26		418	381,425
Intelsat Jackson Holdings SA, :
2017 Term Loan B3, (PRIME + 2.75%), 6.00%, 11/27/23		107	104,898
2017 Term Loan B4, (PRIME + 3.50%), 6.75%, 01/02/24		330	325,259
2017 Term Loan B5, 6.63%, 01/02/24		1,841	1,829,553
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/01/23		91	52,482
Terrier Media Buyer, Inc., Term Loan B, (3 mo. LIBOR + 4.25%), 5.70%, 12/17/26		198	183,650

			3,838,293

Oil & Gas Equipment & Services — 0.1%
McDermott Technology Americas, Inc., :
2020 DIP New Money Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 10.65%, 10/21/20		175	165,024
2020 SP DIP Roll Up Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 10.65%, 10/21/20		336	316,715

			481,739

Oil, Gas & Consumable Fuels — 0.1%
CITGO Holding, Inc., 2019 Term Loan B, (1 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 08/01/23		242	199,473

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
CONSOL Energy, Inc., 1st Lien Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 4.91%, 09/27/24	USD	167	$100,345

			299,818

Pharmaceuticals — 0.2%
Endo Luxembourg Finance Co. I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 5.00%, 04/29/24		597	541,083
Jaguar Holding Co. II, 2018 Term Loan, 08/18/22(n)		305	298,594
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.72%, 06/02/25		207	200,001

			1,039,678

Professional Services — 0.1%
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 4.00%), 4.49%, 02/06/26		412	384,190

Software — 0.7%
Castle US Holding Corp., USD Term Loan B, (1 mo. LIBOR + 3.75%), 5.20%, 01/29/27		264	220,110
Cypress Intermediate Holdings III, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 04/29/24		130	122,863
Digicel International Finance Ltd., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 4.87%, 05/28/24		249	201,692
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, (1 mo. LIBOR + 3.25%), 3.65%, 10/01/25		246	240,183
Infor (US), Inc., Term Loan B6, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 02/01/22		157	153,822
Informatica LLC,:
2020 USD 2nd Lien Term Loan, 7.13%, 02/25/25		538	508,410
2020 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.65%, 02/25/27		253	237,187
Kronos, Inc., :
2017 Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.76%, 11/01/23		79	75,992
2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 1.00% Floor), 10.01%, 11/01/24		624	595,442
Mitchell International, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.65%, 11/29/24		171	148,597
Renaissance Holding Corp., 2018 Add On Term Loan, (3 mo. LIBOR + 3.25%), 4.01%, 05/30/25		18	16,469
RP Crown Parent LLC, 2016 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 10/12/23(d)		50	47,809
Solera LLC, Term Loan B, (3 mo. LIBOR + 2.75%), 4.36%, 03/03/23		126	118,895
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 2.15%, 04/16/25		92	88,131
SS&C Technologies, Inc., 2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 2.15%, 04/16/25		144	137,804
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 2.75%), 3.15%, 05/01/24		46	43,050
Tibco Software Inc.:
2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.66%, 03/03/28		232	215,180
2020 Term Loan B, (1 mo. LIBOR + 3.75%), 4.16%, 06/30/26		535	499,921
Ultimate Software Group, Inc., Term Loan B, (1 mo. LIBOR + 3.75%), 4.15%, 05/04/26(c)		310	294,997

			3,966,554

Security	Par (000)		Value

Specialty Retail — 0.1%
PetSmart, Inc., Term Loan B2, 03/11/22(c)(n)	USD	806	$780,599

Wireless Telecommunication Services — 0.0%
Xplornet Communications, Inc., Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.45%, 09/09/21(c)		213	207,421

Total Floating Rate Loan Interests — 6.0% (Cost — $109,312,971)			33,553,941

Foreign Agency Obligations — 4.5%

Bahrain — 0.1%
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25		430	436,450

Colombia — 0.4%
Colombia Government International Bond:
8.13%, 05/21/24		826	953,772
4.50%, 01/28/26(h)		337	345,636
3.88%, 04/25/27(h)		944	931,315

			2,230,723

Dominican Republic — 0.2%
Dominican Republic International Bond:
5.50%, 01/27/25		445	415,519
5.95%, 01/25/27		428	385,200

			800,719

Egypt — 0.3%
Egypt Government International Bond:
5.88%, 06/11/25		803	757,831
7.60%, 03/01/29		949	900,364
6.38%, 04/11/31(b)	EUR	130	119,400

			1,777,595

Iceland — 0.7%
Iceland Government International Bond, 5.88%, 05/11/22(h)	USD	3,415	3,715,609

Indonesia — 0.3%
Indonesia Government International Bond:
4.75%, 01/08/26		670	725,275
4.10%, 04/24/28		774	813,425
5.35%, 02/11/49(h)		295	347,455

			1,886,155

Mexico — 0.1%
Mexico Government International Bond:
4.15%, 03/28/27		330	331,134
3.75%, 01/11/28(h)		200	194,188

			525,322

Mongolia — 0.0%
Mongolia Government International Bond, 8.75%, 03/09/24		250	235,313

Pakistan — 0.1%
Pakistan Government International Bond, 6.88%, 12/05/27		200	172,750
Third Pakistan International Sukuk Co. Ltd., 5.63%, 12/05/22		200	183,000

			355,750

Panama — 0.1%
Panama Government International Bond, 3.16%, 01/23/30		767	780,902

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Paraguay — 0.0%
Paraguay Government International Bond, 5.40%, 03/30/50(b)	USD	200	$196,375

Peru — 0.1%
Peruvian Government International Bond, 2.78%, 01/23/31		391	402,730

Portugal — 0.8%
Portugal Government International Bond, 5.13%, 10/15/24(b)(h)		3,680	4,180,833

Qatar — 0.5%
Qatar Government International Bond:
4.50%, 04/23/28		970	1,110,650
4.00%, 03/14/29(b)(h)		1,335	1,485,187

			2,595,837

Russia — 0.3%
Russian Foreign Bond - Eurobond:
4.75%, 05/27/26		800	886,400
4.25%, 06/23/27		800	868,000

			1,754,400

Saudi Arabia — 0.2%
Saudi Government International Bond:
4.38%, 04/16/29(b)		200	222,812
4.50%, 04/17/30		764	855,680

			1,078,492

South Africa — 0.0%
Republic of South Africa Government International Bond, 5.88%, 05/30/22		210	215,972

Sri Lanka — 0.1%
Sri Lanka Government International Bond:
6.85%, 03/14/24		200	117,376
6.35%, 06/28/24		200	117,987
7.85%, 03/14/29		400	224,964
7.55%, 03/28/30		200	112,750

			573,077

Turkey — 0.1%
Turkey Government International Bond, 6.25%, 09/26/22		467	467,876

Ukraine — 0.1%
Ukraine Government International Bond:
7.75%, 09/01/22		136	129,200
7.75%, 09/01/23		221	209,397
8.99%, 02/01/24		224	219,072
7.75%, 09/01/25		226	211,084

			768,753

Total Foreign Agency Obligations — 4.5% (Cost — $24,558,133)			24,978,883

Non-Agency Mortgage-Backed Securities — 13.7%

Collateralized Mortgage Obligations — 13.7%
American Home Mortgage Assets Trust, Series 2006-5, Class A1, (12 mo. MTA + 0.92%), 2.79%, 11/25/46(c)		5,046	2,056,336
CHL Mortgage Pass-Through Trust:
Series 2006-3, Class 1A1, (1 mo. LIBOR US + 0.24%), 0.73%, 03/25/36(c)		7,968	6,887,549
Series 2007-J2, Class 2A1, (1 mo. LIBOR US + 0.65%), 1.14%, 07/25/37(c)		3,385	996,010
Series 2007-J2, Class 2A8, 6.00%, 07/25/37		1,869	1,110,953

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
Citigroup Mortgage Loan Trust, Series 2006-AR7, Class 2A3A, 4.02%, 11/25/36(e)	USD	2,737	$2,329,423
Countrywide Alternative Loan Trust:
Series 2005-9CB, Class 1A3, (1 mo. LIBOR US + 0.45%), 0.94%, 05/25/35(c)		2,426	2,032,691
Series 2006-40T1, Class 2A5, (1 mo. LIBOR US + 0.40%), 0.89%, 12/25/36(c)		2,316	229,740
Series 2006-7CB, Class 2A1, 6.50%, 05/25/36		1,979	1,251,576
Series 2006-J7, Class 2A1, (11th District Cost of Funds + 1.50%), 2.49%, 11/20/46(c)		4,802	3,445,032
Series 2006-J8, Class A5, 6.00%, 02/25/37		1,625	1,007,118
Series 2006-OA14, Class 3A1, (12 mo. MTA + 0.85%), 2.72%, 11/25/46(c)		7,034	5,525,658
Series 2006-OA16, Class A2, (1 mo. LIBOR US + 0.19%), 0.68%, 10/25/46(c)		4,620	3,893,157
Series 2006-OA18, Class A1, (1 mo. LIBOR US + 0.12%), 0.61%, 12/25/46(c)		2,868	2,441,933
Series 2006-OA6, Class 1A1A, (1 mo. LIBOR US + 0.21%), 0.70%, 07/25/46(c)		5,236	3,843,342
Series 2006-OA8, Class 1A1, (1 mo. LIBOR US + 0.19%), 0.68%, 07/25/46(c)		1,983	1,530,232
Series 2007-12T1, Class A22, 5.75%, 06/25/37		4,350	2,944,736
Series 2007-12T1, Class A5, 6.00%, 06/25/37		2,111	1,464,027
Series 2007-22, Class 2A16, 6.50%, 09/25/37		8,391	4,963,319
Series 2007-23CB, Class A1, 6.00%, 09/25/37		5,362	3,877,578
Series 2007-4CB, Class 1A3, (1 mo. LIBOR US + 0.35%), 0.84%, 04/25/37(c)		2,924	2,170,971
Series 2007-OA2, Class 1A1, (12 mo. MTA + 0.84%), 2.71%, 03/25/47(c)		3,427	2,567,555
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 3A1, (1 mo. LIBOR US + 0.20%), 0.69%, 04/25/46(c)		6,816	5,687,697
CSMC, Series 2011-4R, Class 1A2, (1 mo. LIBOR US + 1.50%), 3.08%, 09/27/37(b)(c)		2,000	1,689,899
Morgan Stanley Re-REMIC Trust, Series 2010-R5, Class 7B, 2.15%, 05/26/37(b)(d)		7,797	7,212,676
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AF1, Class 1A2, 6.16%, 05/25/36(e)		7,479	2,495,803
Residential Asset Securitization Trust, Series 2006-A8, Class 2A5, (1 mo. LIBOR US + 0.60%), 1.09%, 08/25/36(c)		6,518	724,185
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A, (12 mo. MTA + 0.77%), 2.64%, 05/25/47(c)		3,151	2,680,834

Total Non-Agency Mortgage-Backed Securities — 13.7% (Cost — $88,548,906)			77,060,030

Preferred Securities — 18.7%

Capital Trusts — 14.0%

Banks — 4.2%
AIB Group PLC, 5.25%(j)(k)	EUR	200	190,255
Banco Bilbao Vizcaya Argentaria SA(j)(k):
6.13%(h)	USD	2,000	1,755,000
8.88%	EUR	200	222,054
Banco de Sabadell SA, 6.50%(j)(k)		200	157,802
Bank of East Asia Ltd., 5.88%(j)(k)	USD	250	235,000
Bankia SA, 6.38%(j)(k)	EUR	200	183,062
BNP Paribas SA, 7.20%(b)(h)(j)(k)	USD	4,000	4,247,080
Burgan Bank SAK, 5.75%(j)(k)		250	215,859

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Banks (continued)
Capital One Financial Corp., Series E, 5.55%(h)(j)(k)	USD	3,500	$2,922,500
CIT Group, Inc., Series A, 5.80%(h)(j)(k)		282	221,283
Fifth Third Bancorp, Series J, 4.58%(h)(j)(k)		3,000	2,505,000
ING Groep NV, 6.75%(j)(k)		200	196,000
Nanyang Commercial Bank Ltd., 5.00%(j)(k)		200	189,034
TMB Bank PCL, 4.90%(j)(k)		250	202,500
Wells Fargo & Co.,(h)(j)(k):
Series S, 5.90%		8,800	8,932,000
Series U, 5.88%		1,150	1,227,625

			23,602,054

Building Materials — 0.0%
Holcim Finance Luxembourg SA, 3.00%(j)(k)	EUR	100	107,089

Capital Markets — 0.9%
China Cinda Asset Management Co. Ltd., 4.45%(j)(k)	USD	200	199,312
Morgan Stanley, Series H, 4.83%(h)(j)(k)		5,007	4,506,300
UBS Group AG, 5.75%(j)(k)	EUR	200	226,293

			4,931,905

Diversified Financial Services — 6.1%
Bank of America Corp.,(j)(k):
Series AA, 6.10%(h)	USD	3,890	4,117,954
Series DD, 6.30%		205	221,400
Series U, 5.20%(h)		1,750	1,700,160
Series X, 6.25%(h)		6,175	6,435,585
Series Z, 6.50%		170	181,050
Bank of New York Mellon Corp., Series D, 4.50%(h)(j)(k)		4,567	4,279,279
BNP Paribas SA, 4.50%(b)(j)(k)		265	221,275
Credit Agricole SA, 6.50%(j)(k)	EUR	100	109,544
Credit Suisse Group AG(b)(j)(k):
5.10%	USD	200	179,000
6.38%		585	576,225
7.50%		200	201,722
HBOS Capital Funding LP, 6.85%(k)		200	199,526
HSBC Holdings PLC(h)(j)(k):
6.00%		695	679,362
6.50%		655	649,839
JPMorgan Chase & Co.,(j)(k):
Series 1, 4.23%		181	165,615
Series FF, 5.00%		1,595	1,483,350
Series HH, 4.60%		721	646,737
Series Q, 5.15%(h)		5,500	5,417,500
Series R, 6.00%		228	230,280
Series S, 6.75%		180	193,244
Series V, 4.75%(h)		3,830	3,341,675
Royal Bank of Scotland Group PLC, 8.63%(h)(j)(k)		200	204,000
Societe Generale SA, 6.75%(b)(h)(j)(k)		3,000	2,814,390
Woori Bank, 4.25%(j)(k)		250	235,000

			34,483,712

Diversified Telecommunication Services — 0.1%
Koninklijke KPN NV, 2.00%(j)(k)	EUR	100	104,449
Telefonica Europe BV(j)(k):
3.75%		100	109,187
4.38%		100	111,229
5.88%		100	116,785

			441,650

Electric Utilities — 1.8%
Electricite de France SA, 5.25%(b)(h)(j)(k)	USD	7,500	7,368,750
NextEra Energy Capital Holdings, Inc., 5.65%, 05/01/79(j)		2,500	2,563,181
RWE AG, 2.75%, 04/21/75(j)	EUR	20	21,642

			9,953,573

Security	Par (000)		Value

Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., 4.13%, 10/15/26	EUR	100	$104,526

Industrial Conglomerates — 0.2%
General Electric Co., Series D, 5.00%(h)(j)(k)	USD	1,383	1,133,196

Insurance — 0.6%
Achmea BV, 4.63%(j)(k)	EUR	200	209,228
Allstate Corp., Series B, 5.75%, 08/15/53(j)	USD	2,000	2,033,396
Heungkuk Life Insurance Co. Ltd., 4.48%(j)(k)		200	180,000
Voya Financial, Inc., 5.65%, 05/15/53(h)(j)		1,090	1,068,200

			3,490,824

Oil, Gas & Consumable Fuels — 0.0%
Naturgy Finance BV, 4.13%(j)(k)	EUR	100	111,229

Real Estate Management & Development — 0.0%
Citycon OYJ, 4.50%(j)(k)		100	80,435

Utilities — 0.0%
Electricite de France SA, 3.00%(j)(k)		200	205,209

Wireless Telecommunication Services — 0.1%
Vodafone Group PLC, 3.10%, 01/03/79(e)		200	215,980

Total Capital Trusts — 14.0%			78,861,382

		Shares

Preferred Stocks — 4.7%

Capital Markets — 2.5%
Goldman Sachs Group, Inc., Series J, 5.50%(h)(j)(k)		395,017	9,974,179
Morgan Stanley,(j)(k):
Series F, 6.88%		100	2,701,000
Series K, 5.85%		60	1,586,098

			14,261,277

Equity Real Estate Investment Trusts (REITs) — 2.2%
Firstar Realty LLC, 8.88%(b)(k)		10,000	10,900,000
Truist Bank, 9.00%(b)(d)(k)		15	1,496,250

			12,396,250

Total Preferred Stocks — 4.7%			26,657,527

Total Preferred Securities — 18.7% (Cost — $110,790,216)			105,518,909

		Par (000)

U.S. Government Sponsored Agency Securities — 16.3%

Collateralized Mortgage Obligations — 1.1%
Freddie Mac Mortgage-Backed Securities, Series 4480, Class ZX, 4.00%, 11/15/44	USD	5,458	6,281,047

Mortgage-Backed Securities — 15.2%
Fannie Mae Mortgage-Backed Securities(h):
4.00%, 05/1/20		33,642	37,075,439
4.50%, 05/1/20 - 05/1/50(p)		44,052	48,106,549

			85,181,988

Total U.S. Government Sponsored Agency Securities — 16.3% (Cost — $88,485,501)			91,463,035

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Shares	Value

Warrants — 0.0%

Entertainment — 0.0%
Aviron Capital LLC, (Expires 12/16/31)(a)(d)(f)		10	$—

Total Warrants — 0.0% (Cost — $—)			—

Total Long-Term Investments — 157.6% (Cost — $1,003,820,115)			885,481,089

Short-Term Securities — 5.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.12%(q)(r)		33,046,287	33,046,287

Total Short-Term Securities — 5.9% (Cost — $33,046,287)			33,046,287

Total Investments Before TBA Sale Commitments — 163.5% (Cost — $1,036,866,402)			918,527,376

		Par (000)

TBA Sale Commitments(p) — (0.5%)

Mortgage-Backed Securities — (0.5%)
Fannie Mae Mortgage-Backed Securities, 4.50%, 05/01/50	USD	2,400	(2,587,500)

Total TBA Sale Commitments — (0.5)% (Proceeds — $2,584,922)			(2,587,500)

Total Investments, Net of TBA Sale Commitments — 163.0% (Cost — $1,034,281,480)			915,939,876

Liabilities in Excess of Other Assets — (63.0)%			(354,002,320)

Net Assets — 100.0%			$561,937,556

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is the rate in effect as of period end.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Amount is less than 500.
(h)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Perpetual security with no stated maturity date.
(l)	Zero-coupon bond.
(m)	Convertible security.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	Fixed rate.
(p)	Represents or includes a TBA transaction.
(q)	Annualized 7-day yield as of period end.

(r)

Investments in issuers considered to be an affiliate/affiliates of the Trust during the six months ended April 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 10/31/19	Shares Purchased		Shares Sold	Shares Held at 04/30/20	Value at 04/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	7,913,547	25,132,740	(b)	—	33,046,287	$33,046,287	$43,286	$12	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas S.A.	0.95%	07/11/19	Open	$492,500	$501,058	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.95	07/11/19	Open	705,938	718,204	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.95	07/11/19	Open	501,250	509,893	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.95	07/11/19	Open	351,323	357,380	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	0.95	07/11/19	Open	5,369,375	5,462,675	Capital Trusts	Open/Demand
BNP Paribas S.A.	0.95	07/11/19	Open	498,739	507,350	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	07/11/19	Open	706,875	720,112	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.95	07/15/19	Open	987,998	1,004,534	Capital Trusts	Open/Demand
BNP Paribas S.A.	1.15	07/15/19	Open	1,603,875	1,633,473	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	07/15/19	Open	6,224,895	6,338,325	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	07/15/19	Open	675,000	687,528	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	07/15/19	Open	1,075,436	1,095,260	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	07/15/19	Open	1,231,811	1,254,647	Capital Trusts	Open/Demand
BNP Paribas S.A.	1.15	07/15/19	Open	1,449,315	1,476,214	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	07/15/19	Open	188,233	191,722	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	07/15/19	Open	1,503,480	1,531,194	Capital Trusts	Open/Demand
BNP Paribas S.A.	1.15	07/15/19	Open	286,259	291,572	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	07/15/19	Open	271,950	276,911	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	07/15/19	Open	243,100	247,535	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	07/15/19	Open	928,150	945,180	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	07/16/19	Open	447,578	455,334	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	07/16/19	Open	399,474	406,438	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	07/16/19	Open	186,000	189,243	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	07/16/19	Open	759,000	772,232	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.95	07/18/19	Open	941,640	957,567	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	1.15	08/08/19	Open	262,999	267,235	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.50	08/27/19	Open	1,487,500	1,508,676	Capital Trusts	Open/Demand
Barclays Bank PLC	1.50	08/27/19	Open	187,163	189,827	Capital Trusts	Open/Demand
Barclays Bank PLC	1.75	08/27/19	Open	500,755	508,746	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.75	08/27/19	Open	692,860	703,917	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.75	08/27/19	Open	872,000	885,916	Capital Trusts	Open/Demand
Barclays Bank PLC	1.75	08/27/19	Open	4,203,750	4,270,835	Capital Trusts	Open/Demand
Barclays Bank PLC	1.75	08/27/19	Open	705,128	716,380	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.75	08/27/19	Open	2,325,000	2,362,103	Capital Trusts	Open/Demand
Barclays Bank PLC	1.75	08/27/19	Open	517,450	525,708	Capital Trusts	Open/Demand
Barclays Bank PLC	1.75	08/27/19	Open	3,045,000	3,093,593	Capital Trusts	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	225,500	228,659	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	421,093	426,992	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	1,007,500	1,021,616	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	533,125	540,594	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	2,019,063	2,047,351	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	2,460,250	2,494,719	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	787,706	798,742	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	406,000	411,688	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	2,424,370	2,458,337	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	822,500	834,024	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	2,462,400	2,496,900	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	115,301	116,917	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	494,375	501,301	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	1,207,250	1,224,164	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	279,063	282,972	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	437,500	443,630	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	2,704,063	2,741,948	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	1,221,875	1,238,994	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	770,625	781,422	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	1,749,375	1,773,885	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	268,100	271,856	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	379,713	385,032	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	639,438	648,396	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	519,778	527,060	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	413,000	418,786	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	631,950	640,804	Corporate Bonds	Open/Demand

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	1.04%	08/27/19	Open	$1,315,200	$1,333,627	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	575,625	583,690	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	782,813	793,780	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	652,913	662,060	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	850,313	862,226	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	335,188	339,884	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	526,500	533,877	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	529,375	536,792	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	335,250	339,947	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	530,438	537,869	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	741,125	751,509	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	461,000	467,459	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	448,500	454,784	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	961,875	975,351	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	976,875	990,562	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	1,060,000	1,074,851	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	778,750	789,661	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	08/27/19	Open	486,000	492,809	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.15	08/28/19	Open	1,476,764	1,498,460	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/28/19	Open	161,395	163,932	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/28/19	Open	181,583	184,436	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/28/19	Open	385,313	391,368	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/28/19	Open	430,669	437,437	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/28/19	Open	709,750	720,905	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/28/19	Open	394,450	400,649	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/28/19	Open	102,848	104,464	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/28/19	Open	282,178	286,612	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/28/19	Open	229,163	232,764	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/28/19	Open	140,006	142,207	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/28/19	Open	22,984	23,345	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/28/19	Open	244,294	248,133	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/28/19	Open	211,494	214,818	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/28/19	Open	116,009	117,832	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/28/19	Open	148,238	150,567	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/28/19	Open	231,783	235,425	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/28/19	Open	229,323	232,927	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/28/19	Open	235,450	239,150	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.50	08/28/19	Open	451,051	458,143	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.50	08/28/19	Open	391,219	397,370	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.50	08/28/19	Open	1,506,088	1,529,767	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.45	08/29/19	Open	464,348	468,923	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	08/29/19	Open	378,975	384,128	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.00	08/29/19	Open	953,438	966,402	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	08/29/19	Open	280,125	284,411	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	08/29/19	Open	232,298	235,851	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.25	08/29/19	Open	277,183	281,423	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	08/29/19	Open	262,629	266,647	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	08/29/19	Open	2,211,233	2,245,061	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	08/29/19	Open	246,030	249,794	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	08/29/19	Open	994,175	1,009,384	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/29/19	Open	393,656	399,813	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/29/19	Open	316,933	321,889	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/29/19	Open	119,048	120,909	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/29/19	Open	132,458	134,529	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/29/19	Open	184,450	187,335	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/29/19	Open	308,025	312,842	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/29/19	Open	264,750	268,890	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/29/19	Open	183,393	186,261	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/29/19	Open	269,280	273,491	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/29/19	Open	167,500	170,120	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/29/19	Open	177,244	180,016	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/29/19	Open	235,951	239,641	Corporate Bonds	Open/Demand

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	1.30%	08/29/19	Open	$413,931	$420,405	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/29/19	Open	195,098	198,149	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/29/19	Open	354,650	360,196	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.50	08/29/19	Open	1,372,963	1,394,442	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.50	08/29/19	Open	867,191	879,230	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	09/04/19	Open	1,417,460	1,437,505	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	09/04/19	Open	441,840	448,088	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/10/19	Open	210,210	213,233	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	09/20/19	Open	500,805	507,678	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.30	09/30/19	Open	1,337,875	1,355,572	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	10/01/19	Open	208,810	211,627	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	10/01/19	Open	703,316	712,803	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	10/01/19	Open	674,000	683,092	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.50	10/01/19	Open	1,119,195	1,134,298	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	10/02/19	Open	4,372,903	4,414,202	Capital Trusts	Open/Demand
J.P. Morgan Securities LLC	0.75	10/11/19	Open	237,150	239,314	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	1.10	10/11/19	Open	298,688	301,923	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	1.10	10/11/19	Open	545,400	551,024	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	11/05/19	Open	237,495	239,976	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	11/05/19	Open	280,800	283,734	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	11/05/19	Open	135,596	137,013	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	11/05/19	Open	722,520	730,068	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	11/05/19	Open	23,275	23,518	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	11/05/19	Open	140,384	141,850	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	11/15/19	Open	320,295	323,068	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	11/15/19	Open	449,391	453,828	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	11/15/19	Open	110,670	111,763	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	11/15/19	Open	243,270	245,672	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	11/15/19	Open	184,080	185,897	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	11/15/19	Open	99,268	100,247	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	11/15/19	Open	234,330	236,643	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	11/15/19	Open	345,050	348,456	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	11/22/19	Open	49,560	50,018	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	11/27/19	Open	743,105	749,617	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	11/27/19	Open	1,155,325	1,165,450	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	0.75	12/05/19	Open	644,490	648,540	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	12/05/19	Open	98,745	99,587	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	12/05/19	Open	1,769,918	1,785,016	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	12/06/19	Open	204,300	206,004	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.50	12/06/19	Open	570,240	574,998	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	12/13/19	Open	80,738	81,360	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	12/18/19	Open	314,736	316,984	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	12/19/19	Open	383,456	386,172	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.40	12/19/19	Open	1,571,423	1,584,003	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	12/19/19	Open	154,845	156,037	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	12/19/19	Open	230,233	232,005	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	12/19/19	Open	178,094	179,465	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	12/20/19	Open	240,531	242,322	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	01/07/20	Open	2,484,888	2,499,666	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	01/07/20	Open	837,471	842,452	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	01/07/20	Open	1,936,675	1,948,193	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	01/07/20	Open	2,041,208	2,053,347	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	01/07/20	Open	476,508	479,341	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	01/07/20	Open	616,395	620,061	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	01/07/20	Open	996,413	1,002,338	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	01/07/20	Open	738,203	742,593	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	01/07/20	Open	927,325	932,840	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	01/07/20	Open	1,637,978	1,647,719	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	01/07/20	Open	1,217,565	1,224,806	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	01/07/20	Open	833,263	838,218	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	01/07/20	Open	486,765	489,660	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	01/07/20	Open	1,045,031	1,051,246	Corporate Bonds	Open/Demand

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas S.A.	1.15%	01/07/20	Open	$1,350,863	$1,358,896	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.12	01/08/20	Open	926,344	931,710	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.25	01/14/20	Open	339,998	340,555	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	01/14/20	Open	257,731	259,249	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	01/14/20	Open	690,515	694,581	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	01/14/20	Open	359,178	361,293	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	01/14/20	Open	769,995	774,481	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	01/14/20	Open	283,920	285,507	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	01/14/20	Open	315,628	317,534	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	01/14/20	Open	448,286	450,993	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	01/14/20	Open	366,273	368,484	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	01/14/20	Open	164,885	165,881	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	01/14/20	Open	503,051	506,089	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	01/14/20	Open	335,961	337,990	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	01/14/20	Open	386,400	388,733	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	01/14/20	Open	398,580	400,987	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	01/14/20	Open	810,210	815,051	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	01/14/20	Open	687,818	691,927	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.50	01/14/20	Open	447,930	450,637	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	01/16/20	Open	373,965	376,097	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.35	01/16/20	Open	1,573,146	1,582,574	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	01/16/20	Open	270,540	272,122	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	01/16/20	Open	1,472,148	1,480,755	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	01/16/20	Open	395,199	397,510	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	01/16/20	Open	250,594	252,059	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	01/16/20	Open	1,551,888	1,560,962	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	01/21/20	Open	83,750	84,213	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	01/22/20	Open	407,680	409,739	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	01/22/20	Open	1,395,840	1,402,891	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	01/23/20	Open	781,935	786,157	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	01/24/20	Open	1,213,669	1,219,830	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	01/24/20	Open	722,453	725,929	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	01/24/20	Open	712,526	715,955	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	01/28/20	Open	419,843	421,813	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	01/31/20	Open	702,488	704,458	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.95	01/31/20	Open	4,029,600	4,045,120	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	1.09	01/31/20	Open	467,060	469,017	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.09	01/31/20	Open	295,689	296,928	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.09	01/31/20	Open	288,296	289,504	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	01/31/20	Open	503,595	505,731	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	01/31/20	Open	203,150	204,031	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.12	02/06/20	Open	1,026,413	1,030,606	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.95	02/11/20	Open	249,288	250,140	Capital Trusts	Open/Demand
BNP Paribas S.A.	0.95	02/11/20	Open	1,054,875	1,058,481	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	1.05	02/11/20	Open	867,150	870,304	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/11/20	Open	527,813	529,732	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/11/20	Open	412,191	413,691	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/11/20	Open	809,561	812,506	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.09	02/11/20	Open	154,600	155,176	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.10	02/11/20	Open	251,600	252,543	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	02/11/20	Open	715,760	718,425	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	02/11/20	Open	418,950	420,510	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	02/11/20	Open	333,300	334,474	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	02/11/20	Open	391,020	392,476	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	02/11/20	Open	524,915	526,870	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	02/11/20	Open	263,525	264,506	Capital Trusts	Open/Demand
BNP Paribas S.A.	1.15	02/11/20	Open	114,000	114,424	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	02/11/20	Open	150,323	150,882	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	02/11/20	Open	184,275	184,986	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.30	02/11/20	Open	552,960	555,090	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.50	02/11/20	Open	3,153,750	3,165,510	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.50	02/11/20	Open	1,326,281	1,331,227	Corporate Bonds	Open/Demand

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	1.50%	02/11/20	Open	$540,960	$543,054	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.50	02/11/20	Open	155,313	155,914	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.50	02/11/20	Open	164,430	165,067	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.50	02/11/20	Open	187,780	188,507	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.50	02/11/20	Open	113,520	113,960	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.50	02/11/20	Open	147,740	148,312	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.50	02/11/20	Open	145,138	145,668	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.50	02/11/20	Open	78,401	78,705	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	02/12/20	Open	728,723	731,648	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/13/20	Open	1,097,953	1,101,821	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/13/20	Open	826,753	829,666	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/13/20	Open	791,563	794,352	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/13/20	Open	1,043,198	1,046,873	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.08	02/13/20	Open	1,621,924	1,627,743	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.09	02/13/20	Open	908,138	911,468	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.09	02/13/20	Open	872,978	876,179	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.09	02/13/20	Open	839,231	842,309	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.09	02/13/20	Open	938,463	941,904	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.09	02/13/20	Open	1,917,738	1,924,659	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	02/14/20	Open	394,708	396,309	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	02/18/20	Open	631,579	633,981	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	02/26/20	Open	180,295	180,877	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.88	02/27/20	Open	1,231,938	1,234,994	Capital Trusts	Open/Demand
BNP Paribas S.A.	1.05	02/27/20	Open	1,122,119	1,125,242	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/27/20	Open	1,428,118	1,432,092	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/27/20	Open	1,286,875	1,290,457	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/27/20	Open	1,610,000	1,614,481	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/27/20	Open	361,080	362,064	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.10	02/27/20	Open	715,496	717,551	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.10	02/27/20	Open	887,861	890,411	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	03/02/20	Open	331,875	332,419	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.75	03/02/20	Open	190,153	190,746	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	2.25	03/02/20	Open	670,443	672,795	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	0.25	03/02/20	Open	300,286	300,745	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	0.25	03/02/20	Open	253,869	254,257	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	0.25	03/02/20	Open	408,939	409,564	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	0.50	03/02/20	Open	403,394	404,173	Foreign Agency Obligations	Open/Demand
Goldman Sachs & Co. LLC	0.50	03/02/20	Open	1,148,447	1,150,664	Capital Trusts	Open/Demand
Goldman Sachs & Co. LLC	0.55	03/02/20	Open	677,177	678,539	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	0.60	03/02/20	Open	1,401,793	1,404,725	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	0.60	03/02/20	Open	807,093	808,781	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	0.60	03/02/20	Open	771,542	773,155	Capital Trusts	Open/Demand
HSBC Securities (USA) Inc.	0.65	03/02/20	Open	3,535,000	3,542,016	Corporate Bonds	Open/Demand
HSBC Securities (USA) Inc.	0.65	03/02/20	Open	718,000	719,425	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	03/12/20	Open	523,110	524,193	Corporate Bonds	Open/Demand
BoFA Securities Inc	(1.25)	03/17/20	Open	122,400	122,209	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	03/20/20	Open	21,131	21,177	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.25	03/23/20	Open	199,939	200,643	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.25	03/23/20	Open	358,931	360,195	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.25	03/23/20	Open	76,680	76,950	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.25	03/23/20	Open	264,420	265,351	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.25	03/23/20	Open	151,898	152,432	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.25	03/23/20	Open	92,620	92,946	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.25	03/23/20	Open	22,250	22,328	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.25	03/23/20	Open	95,060	95,395	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.25	03/23/20	Open	369,243	370,543	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.25	03/23/20	Open	772,850	775,571	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.25	03/23/20	Open	176,713	177,335	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.01	03/23/20	Open	98,515	98,620	Corporate Bonds	Open/Demand

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
HSBC Securities (USA) Inc.	0.65%	03/23/20	Open	$103,000	$103,073	Corporate Bonds	Open/Demand
HSBC Securities (USA) Inc.	0.90	03/23/20	Open	450,000	450,439	Corporate Bonds	Open/Demand
HSBC Securities (USA) Inc.	0.90	03/23/20	Open	308,000	308,300	Corporate Bonds	Open/Demand
HSBC Securities (USA) Inc.	0.90	03/23/20	Open	434,000	434,423	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	03/25/20	Open	1,408,750	1,410,215	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	03/25/20	Open	241,063	241,313	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	03/25/20	Open	358,000	358,372	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	03/25/20	Open	2,184,375	2,186,647	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04	03/25/20	Open	346,875	347,236	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	03/26/20	Open	779,688	780,673	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.60	03/31/20	Open	1,312,759	1,314,509	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.60	03/31/20	Open	682,388	683,297	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	04/01/20	Open	286,065	286,330	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(0.25)	04/02/20	Open	136,203	136,176	Corporate Bonds	Open/Demand
HSBC Securities (USA) Inc.	0.65	04/02/20	Open	1,276,000	1,276,645	Capital Trusts	Open/Demand
HSBC Securities (USA) Inc.	0.65	04/02/20	Open	1,517,000	1,517,767	Capital Trusts	Open/Demand
UBS Securities LLC	2.00	04/02/20	Open	363,803	364,389	Corporate Bonds	Open/Demand
UBS Securities LLC	2.00	04/02/20	Open	1,493,704	1,496,110	Corporate Bonds	Open/Demand
UBS Securities LLC	2.00	04/02/20	Open	497,813	498,615	Corporate Bonds	Open/Demand
UBS Securities LLC	2.00	04/02/20	Open	291,150	291,619	Corporate Bonds	Open/Demand
UBS Securities LLC	2.00	04/02/20	Open	390,443	391,072	Corporate Bonds	Open/Demand
UBS Securities LLC	2.00	04/02/20	Open	351,688	352,254	Corporate Bonds	Open/Demand
UBS Securities LLC	2.00	04/02/20	Open	3,630,000	3,635,848	Corporate Bonds	Open/Demand
UBS Securities LLC	2.00	04/02/20	Open	3,230,000	3,235,204	Capital Trusts	Open/Demand
UBS Securities LLC	2.00	04/02/20	Open	6,271,875	6,281,980	Capital Trusts	Open/Demand
UBS Securities LLC	2.00	04/02/20	Open	4,531,250	4,538,550	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.60	04/03/20	Open	325,023	325,384	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.60	04/03/20	Open	205,190	205,418	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.60	04/03/20	Open	169,871	170,060	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	04/03/20	Open	562,609	563,058	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.75	04/03/20	Open	427,180	427,699	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	04/03/20	Open	51,930	51,977	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.85	04/06/20	Open	589,035	589,761	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.85	04/06/20	Open	944,585	945,750	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.85	04/06/20	Open	563,985	564,681	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.85	04/06/20	Open	603,900	604,645	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.85	04/06/20	Open	645,975	646,772	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.85	04/06/20	Open	655,635	656,444	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.85	04/06/20	Open	620,375	621,140	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.85	04/06/20	Open	416,520	417,034	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.85	04/06/20	Open	830,831	831,856	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.85	04/06/20	Open	791,595	792,571	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.85	04/06/20	Open	404,286	404,785	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.85	04/06/20	Open	492,861	493,469	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	04/06/20	Open	152,919	153,051	Corporate Bonds	Open/Demand
UBS Securities LLC	2.00	04/06/20	Open	438,473	439,057	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	04/07/20	Open	699,064	699,533	Corporate Bonds	Open/Demand
Citigroup Global Markets Inc.	0.37	04/13/20	5/13/20	4,540,004	4,540,751	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets Inc.	0.37	04/13/20	5/13/20	9,367,447	9,368,987	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets Inc.	0.37	04/13/20	5/13/20	13,612,785	13,616,855	U.S. Government Sponsored Agency Securities	Up to 30 Days
Deutsche Bank Securities, Inc.	0.27	04/13/20	5/13/20	8,885,411	8,886,478	U.S. Government Sponsored Agency Securities	Up to 30 Days

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Deutsche Bank Securities, Inc.	0.27%	04/13/20	5/13/20	$3,639,037	$3,639,473	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA) Inc.	0.35	04/13/20	5/13/20	3,765,144	3,765,729	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA) Inc.	0.35	04/13/20	5/13/20	2,883,768	2,884,217	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA) Inc.	0.35	04/13/20	5/13/20	1,766,909	1,767,184	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA) Inc.	0.35	04/13/20	5/13/20	7,306,673	7,307,809	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA) Inc.	0.35	04/13/20	5/13/20	1,299,356	1,299,558	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA) Inc.	0.35	04/13/20	5/13/20	8,466,026	8,467,343	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	1.05	04/14/20	Open	207,080	207,177	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	0.75	04/14/20	Open	107,900	107,936	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.00	04/15/20	Open	3,265,545	3,266,953	Foreign Agency Obligations	Open/Demand
Barclays Bank PLC	1.65	04/15/20	Open	612,000	612,421	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.70	04/15/20	Open	111,825	111,904	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.75	04/15/20	Open	1,785,738	1,787,040	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.75	04/15/20	Open	551,816	552,218	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.75	04/15/20	Open	264,663	264,855	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.75	04/15/20	Open	1,223,775	1,224,667	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.75	04/15/20	Open	7,700,000	7,705,615	Capital Trusts	Open/Demand
Barclays Bank PLC	1.75	04/15/20	Open	304,688	304,910	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.75	04/15/20	Open	367,822	368,090	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.80	04/15/20	Open	344,663	344,921	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	04/15/20	Open	782,955	783,298	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.50	04/15/20	Open	628,310	628,703	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.50	04/15/20	Open	975,240	975,850	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	04/17/20	Open	1,010,756	1,011,111	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	04/17/20	Open	763,848	764,116	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.23	04/17/20	Open	257,899	257,996	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	04/22/20	Open	743,325	743,531	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	04/22/20	Open	512,006	512,126	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	04/22/20	Open	35,245	35,255	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	04/24/20	Open	399,779	399,834	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.12	04/24/20	Open	849,110	849,216	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	04/24/20	Open	27,225	27,228	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	04/27/20	Open	265,200	265,223	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	04/27/20	Open	196,680	196,701	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	04/27/20	Open	128,544	128,558	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	04/29/20	Open	860,050	860,077	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.60	04/29/20	Open	726,189	726,221	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.00	04/30/20	Open	126,048	126,048	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.00	04/30/20	Open	205,425	205,425	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.00	04/30/20	Open	185,000	185,000	Capital Trusts	Open/Demand
BNP Paribas S.A.	0.00	04/30/20	Open	90,784	90,784	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.08	04/30/20	Open	598,635	598,653	Corporate Bonds	Open/Demand

				$356,966,978	$359,275,025

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Multi-Sector Income Trust (BIT)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts
5-Year U.S. Treasury Note	246	06/30/20	$30,869	$56,594
Short Contracts
10-Year U.S. Treasury Note	387	06/19/20	53,817	(603,645)
10-Year U.S. Ultra Long Treasury Note	167	06/19/20	26,224	(324,779)
Long U.S. Treasury Bond	29	06/19/20	5,250	(494,098)
U.S. Treasury Ultra Bond	123	06/19/20	27,648	(2,293,636)
2-Year U.S. Treasury Note	1,248	06/30/20	275,096	(69,140)

				(3,785,298)

				$(3,728,704)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	11,015,000	USD	11,957,866	JPMorgan Chase Bank N.A.	$05/05/20	$112,917
GBP	1,094,000	USD	1,360,170	Bank of America N.A.	05/05/20	17,726
GBP	7,050,000	USD	8,765,265	Bank of America N.A.	05/05/20	114,229
USD	54,852	EUR	50,000	Bank of America N.A.	05/05/20	59
USD	12,051,213	EUR	10,908,000	UBS AG	05/05/20	97,686
CAD	5,985,066	USD	4,300,000	Citibank N.A.	06/17/20	165
CAD	5,988,117	USD	4,300,000	JPMorgan Chase Bank N.A.	06/17/20	2,356
CAD	6,281,889	USD	4,510,000	JPMorgan Chase Bank N.A.	06/17/20	3,426
JPY	509,440,581	NZD	7,650,000	Morgan Stanley & Co. International PLC	06/17/20	58,386
NZD	7,650,000	JPY	492,659,235	Natwest Markets PLC	06/17/20	98,080
USD	4,510,000	CAD	6,248,372	HSBC Bank USA N.A.	06/17/20	20,655
USD	4,300,000	CAD	5,967,028	UBS AG	06/17/20	12,795
USD	144,580	EUR	130,000	UBS AG	06/17/20	1,997
USD	4,530,000	JPY	474,401,124	JPMorgan Chase Bank N.A.	06/17/20	106,790

						647,267

EUR	61,000	USD	66,883	JPMorgan Chase Bank N.A.	05/05/20	(36)
USD	53,549	EUR	49,000	Deutsche Bank AG	05/05/20	(148)
USD	74,601	EUR	69,000	State Street Bank and Trust Co.	05/05/20	(1,013)
USD	1,361,313	GBP	1,095,000	Deutsche Bank AG	05/05/20	(17,843)
USD	8,895,273	GBP	7,168,000	JPMorgan Chase Bank N.A.	05/05/20	(132,842)
USD	86,758	EUR	80,000	JPMorgan Chase Bank N.A.	06/03/20	(959)
USD	95,752	EUR	88,000	JPMorgan Chase Bank N.A.	06/03/20	(736)
USD	11,964,936	EUR	11,015,000	JPMorgan Chase Bank N.A.	06/03/20	(112,530)
USD	1,360,355	GBP	1,094,000	Bank of America N.A.	06/03/20	(17,696)
USD	8,766,456	GBP	7,050,000	Bank of America N.A.	06/03/20	(114,036)
CAD	5,943,288	USD	4,300,000	Citibank N.A.	06/17/20	(29,852)
CAD	5,310,406	USD	3,830,000	JPMorgan Chase Bank N.A.	06/17/20	(14,567)
JPY	475,636,863	USD	4,530,000	Goldman Sachs International	06/17/20	(95,268)
USD	8,600,000	CAD	11,972,920	Bank of America N.A.	06/17/20	(2,332)
USD	3,830,000	CAD	5,437,820	Goldman Sachs International	06/17/20	(76,978)

						(616,836)

	Net unrealized appreciation					$30,431

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Multi-Sector Income Trust (BIT)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.34.V1	1.00%	Quarterly	06/20/25	USD	2,900	$134,147	$163,322	$(29,175)
CDX.NA.IG.34.V1	5.00	Quarterly	06/20/25	USD	16,800	(130,799)	(91,187)	(39,612)

						$3,348	$72,135	$(68,787)

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 0.56%	Quarterly	0.31%	Semi-Annual	07/20/20	(a)	07/20/22	USD	36,000	$25,695	$497	$25,198

(a)	Forward swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Citibank N.A.	06/20/20	USD	604	$(984)	$165	$(1,149)
United Mexican States	1.00	Quarterly	Bank of America N.A.	09/20/20	USD	604	(1,111)	611	(1,722)
Altice Finco SA	5.00	Quarterly	Credit Suisse International	12/20/24	EUR	50	(3,090)	(6,352)	3,262
Altice Finco SA	5.00	Quarterly	Credit Suisse International	12/20/24	EUR	30	(1,853)	(3,149)	1,296
SES SA	1.00	Quarterly	Credit Suisse International	06/20/25	EUR	26	452	630	(178)
SES SA	1.00	Quarterly	Credit Suisse International	06/20/25	EUR	24	432	665	(233)
CMBX.NA.7	3.00	Monthly	Deutsche Bank AG	01/17/47	USD	25,000	6,103,845	1,797,997	4,305,848

							$6,097,691	$1,790,567	$4,307,124

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Bank of America N.A.	06/20/20	BBB	USD	604	$984	$(173)	$1,157
United Mexican States	1.00	Quarterly	Citibank N.A.	09/20/20	BBB	USD	604	1,111	579	532
CMBX.NA.7	3.00	Monthly	Barclays Bank PLC	01/17/47	C	USD	10,000	(2,441,538)	(504,668)	(1,936,870)
CMBX.NA.7	3.00	Monthly	Barclays Bank PLC	01/17/47	C	USD	5,000	(1,220,769)	(252,043)	(968,726)
CMBX.NA.7	3.00	Monthly	Barclays Bank PLC	01/17/47	C	USD	10,000	(2,441,538)	(249,793)	(2,191,745)
CMBX.NA.9	2.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	2,500	(250,825)	(336,142)	85,317
CMBX.NA.9	2.00	Monthly	Credit Suisse International	09/17/58	NR	USD	2,500	(250,826)	(339,420)	88,594
CMBX.NA.9	2.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	5,000	(501,651)	(666,024)	164,373
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	2,500	(684,695)	(543,268)	(141,427)
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	5,000	(1,369,390)	(535,819)	(833,571)

								$(9,159,137)	$(3,426,771)	$(5,732,366)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Multi-Sector Income Trust (BIT)

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$163,819	$(91,187)	$25,198	$(68,787)
OTC Swaps	1,800,647	(3,436,851)	4,650,379	(6,075,621)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$56,594	$—	$56,594
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	647,267	—	—	647,267
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	25,198	—	25,198
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	6,451,026	—	—	—	—	6,451,026

	$—	$6,451,026	$—	$647,267	$81,792	$—	$7,180,085

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$3,785,298	$—	$3,785,298
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	616,836	—	—	616,836
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	68,787	—	—	—	—	68,787
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	9,512,472	—	—	—	—	9,512,472

	$—	$9,581,259	$—	$616,836	$3,785,298	$—	$13,983,393

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended April 30, 2020, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(9,359,406)	$—	$(9,359,406)
Forward foreign currency exchange contracts	—	—	—	309,646	—	—	309,646
Options purchased (a)	—	—	—	—	4,688	—	4,688
Options written	—	—	—	—	(3,010)	—	(3,010)
Swaps	—	(2,477,700)	—	—	74,632	—	(2,403,068)

	$—	$(2,477,700)	$—	$309,646	$(9,283,096)	$—	$(11,451,150)

(a)	Options purchased are included in net realized gain (loss) from investments.

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Multi-Sector Income Trust (BIT)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(4,971,344)	$—	$(4,971,344)
Forward foreign currency exchange contracts	—	—	—	1,033,905	—	—	1,033,905
Swaps	—	(4,674,000)	—	—	(431,065)	—	(5,105,065)

	$—	$(4,674,000)	$—	$1,033,905	$(5,402,409)	$—	$(9,042,504)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$26,868,594
Average notional value of contracts — short	343,422,794
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	94,919,534
Average amounts sold — in USD	67,108,871
Options:
Average notional value of swaption contracts purchased	34,160,000
Average notional value of swaption contracts written	34,160,000
Credit default swaps:
Average notional value — buy protection	74,698,161
Average notional value — sell protection	56,570,950
Interest rate swaps:
Average notional value — pays fixed rate	—	(a)
Average notional value — receives fixed rate	185,750,000

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$135,294	$87,286
Forward foreign currency exchange contracts	647,267	616,836
Swaps — Centrally cleared	—	7,555
Swaps — OTC(a)	6,451,026	9,512,472

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$7,233,587	$10,224,149
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(135,294)	(94,841)

Total derivative assets and liabilities subject to an MNA	$7,098,293	$10,129,308

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Multi-Sector Income Trust (BIT)

Derivative Financial Instruments — Offsetting as Period End (continued)

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Bank of America N.A.	$133,782	$(133,782)	$—	$—	$—
Citibank N.A.	1,441	(1,441)	—	—	—
Credit Suisse International	94,447	(94,447)	—	—	—
Deutsche Bank AG	6,103,845	(17,991)	—	(6,085,854)	—
HSBC Bank USA N.A.	20,655	—	—	—	20,655
JPMorgan Chase Bank N.A.	225,489	(225,489)	—	—	—
Morgan Stanley & Co. International PLC	308,076	(308,076)	—	—	—
Natwest Markets PLC	98,080	—	—	—	98,080
UBS AG	112,478	—	—	—	112,478

	$7,098,293	$(781,226)	$—	$(6,085,854)	$231,213

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (e)	NetAmount of Derivative Liabilities (d)(f)
Bank of America N.A.	$135,959	$(133,782)	$—	$—	$2,177
Barclays Bank PLC	6,103,845	—	—	(6,103,845)	—
Citibank N.A.	31,001	(1,441)	—	—	29,560
Credit Suisse International	349,332	(94,447)	—	(254,885)	—
Deutsche Bank AG	17,991	(17,991)	—	—	—
Goldman Sachs International	172,246	—	—	—	172,246
JPMorgan Chase Bank N.A.	261,670	(225,489)	—	—	36,181
Morgan Stanley & Co. International PLC	3,056,251	(308,076)	—	(2,748,175)	—
State Street Bank and Trust Co.	1,013	—	—	—	1,013

	$10,129,308	$(781,226)	$—	$(9,106,905)	$241,177

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$1,662,376	$—	$—	$1,662,376
Building Products	454,262	—	—	454,262
Diversified Financial Services	—	4,246	—	4,246
Energy Equipment & Services	385	—	—	385
Machinery	652,921	—	—	652,921
Asset-Backed Securities	—	100,362,297	4,358,459	104,720,756
Corporate Bonds(a)	—	443,795,075	1,616,270	445,411,345
Floating Rate Loan Interests(a)	—	30,227,762	3,326,179	33,553,941
Foreign Agency Obligations(a)	—	24,978,883	—	24,978,883
Non-Agency Mortgage-Backed Securities(a)	—	69,847,354	7,212,676	77,060,030

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Multi-Sector Income Trust (BIT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Preferred Securities:
Capital Trusts	$—	$78,861,382	$—	$78,861,382
Preferred Stocks	14,261,277	10,900,000	1,496,250	26,657,527
U.S. Government Sponsored Agency Securities(a)	—	91,463,035	—	91,463,035
Short-Term Securities	33,046,287	—	—	33,046,287
Liabilities:
Investments:
TBA Sale Commitments(a)	—	(2,587,500)	—	(2,587,500)

	$50,077,508	$847,852,534	$18,009,834	$915,939,876

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$4,650,379	$—	$4,650,379
Foreign currency exchange contracts	—	647,267	—	647,267
Interest rate contracts	56,594	25,198	—	81,792
Liabilities:
Credit contracts	—	(6,144,408)	—	(6,144,408)
Foreign currency exchange contracts	—	(616,836)	—	(616,836)
Interest rate contracts	(3,785,298)	—	—	(3,785,298)

	$(3,728,704)	$(1,438,400)	$—	$(5,167,104)

(a)	See above Schedule of Investments for values in each industry, security type and country.
(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement Purposes. As of period end, reverse repurchase agreements of $359,275,025 are categorized as Level 2 within the disclosure hierarchy.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Preferred Securities	Total
Assets:
Opening balance, as of October 31, 2019	$5,513,457	$1,798,893	$2,297,649	$8,255,880	$1,581,148	$19,447,027
Transfers into Level 3(a)	3,118,329	—	2,730,799	—	—	5,849,128
Transfers out of Level 3	—	—	(1,133,241)	—	—	(1,133,241)
Accrued discounts/premiums	15,245	—	2,994	65,235	—	83,474
Net realized gain (loss)	(6,026)	—	(22,281)	192,448	—	164,141
Net change in unrealized appreciation (depreciation)(b)(c)	(1,623,282)	(163,594)	380,423	(686,450)	(84,898)	(2,177,801)
Purchases	1,191,975	—	2,354,534	—	—	3,546,509
Sales	(3,851,239)	(19,029)	(3,284,698)	(614,437)	—	(7,769,403)

Closing Balance, as of April 30, 2020	$4,358,459	$1,616,270	$3,326,179	$7,212,676	$1,496,250	$18,009,834

Net change in unrealized appreciation (depreciation) on investments still held at April 30, 2020(c)	$(1,617,725)	$(163,594)	$383,334	$(686,450)	$(84,898)	$(2,169,333)

(a)

As of October 31, 2019, the Trust used observable inputs in determining the value of certain investments. As of April 30, 2020, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at April 30, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

April 30, 2020

BIT

ASSETS
Investments at value — unaffiliated(a)	$885,481,089
Investments at value — affiliated(b)	33,046,287
Cash	90,232
Cash pledged:
Collateral — OTC derivatives	9,760,000
Futures contracts	3,807,400
Centrally cleared swaps	887,000
Collateral — reverse repurchase agreements	526,000
Foreign currency at value(c)	4,279,639
Receivables:
Investments sold	6,575,802
Reverse repurchase agreements	2,502,079
TBA sale commitments	2,584,922
Dividends — affiliated	4,467
Dividends — unaffiliated	135,787
Interest — unaffiliated	9,504,891
Variation margin on futures contracts	135,294
Swap premiums paid	1,800,647
Unrealized appreciation on:
Forward foreign currency exchange contracts	647,267
OTC swaps	4,650,379

Total assets	966,419,182

LIABILITIES
Cash received as collateral for OTC derivatives	6,660,000
TBA sale commitments at value(d)	2,587,500
Reverse repurchase agreements at value	359,275,025
Payables:
Investments purchased	19,556,968
Reverse repurchase agreements	4,185,691
Income dividend distributions — Common Shares	165,875
Investment advisory fees	1,248,510
Trustees’ and Officer’s fees	131,059
Other accrued expenses	356,928
Principal payups	89,921
Variation margin on futures contracts	87,286
Variation margin on centrally cleared swaps	7,555
Swap premiums received	3,436,851
Unrealized depreciation on:
Forward foreign currency exchange contracts	616,836
OTC swaps	6,075,621

Total liabilities	404,481,626

NET ASSETS	$561,937,556

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$701,178,117
Accumulated loss	(139,240,561)

NET ASSETS	$561,937,556

Net Asset Value per Common Share	$14.97

(a) Investments at cost — unaffiliated	$1,003,820,115
(b) Investments at cost — affiliated	$33,046,287
(c) Foreign currency at cost	$4,357,585
(d) TBA sale commitments — proceeds	$2,584,922
(e) Par value	$0.001
(f) Common Shares outstanding	37,537,596
(g) Common Shares authorized	Unlimited

See notes to financial statements.

FINANCIAL STATEMENTS	41

Consolidated Statement of Operations  (unaudited)

Six Months Ended April 30, 2020

BIT

INVESTMENT INCOME
Dividends — affiliated	$43,286
Dividends — unaffiliated	1,128,385
Interest — unaffiliated	27,034,262
Other income	48,071
Foreign taxes withheld	(5,597)

Total investment income	28,248,407

EXPENSES
Investment advisory	4,004,293
Professional	69,131
Accounting services	68,505
Custodian	40,780
Transfer agent	34,795
Trustees and Officer	12,349
Registration	6,956
Printing	4,203
Miscellaneous	81,372

Total expenses excluding interest expense and fees	4,322,384
Interest expense	3,592,077

Total expenses	7,914,461
Less fees waived and/or reimbursed by the Manager	(3,668)

Total expenses after fees waived and/or reimbursed	7,910,793

Net investment income	20,337,614

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Capital gain distributions from investment companies — affiliated	12
Futures contracts	(9,359,406)
Forward foreign currency exchange contracts	309,646
Foreign currency transactions	(444,971)
Investments — unaffiliated	(5,829,903)
Payment by affiliate	25,000,000
Options written	(3,010)
Swaps	(2,403,068)

7,269,300

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(4,971,344)
Forward foreign currency exchange contracts	1,033,905
Foreign currency translations	(29,827)
Investments — unaffiliated	(77,353,923)
Swaps	(5,105,065)

(86,426,254)

Net realized and unrealized loss	(79,156,954)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(58,819,340)

See notes to financial statements.

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

	BIT
	Six Months Ended 04/30/20 (unaudited)		Year Ended 10/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$20,337,614		$44,474,784
Net realized gain (loss)	7,269,300		(14,719,603)
Net change in unrealized appreciation (depreciation)	(86,426,254)		(34,543,962)

Net decrease in net assets applicable to common shareholders resulting from operations	(58,819,340)		(4,788,781)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(27,860,404	)(b)	(52,899,690)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—		(4,525,759)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(86,679,744)		(62,214,230)
Beginning of period	648,617,300		710,831,530

End of period	$561,937,556		$648,617,300

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Consolidated Statement of Cash Flows  (unaudited)

Six Months Ended April 30, 2020

BIT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(58,819,340)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	574,714,558
Purchases of long-term investments	(527,398,562)
Net proceeds from sales (purchases) of short-term securities	(26,746,249)
Amortization of premium and accretion of discount on investments and other fees	(2,102,042)
Premiums received from options written	97,698
Premiums paid on closing options written	(100,708)
Net realized loss on investments and options written	5,937,081
Net unrealized depreciation on investments, options written, swaps and foreign currency translations	81,305,947

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	5,934
Dividends — unaffiliated	(71)
Interest — unaffiliated	538,468
Variation margin on futures contracts	405,878
Variation margin on centrally cleared swaps	20,523
Swap premiums paid	31,876
Prepaid expenses	2,717

Increase (Decrease) in Liabilities:
Cash received:
Collateral — OTC derivatives	6,660,000
Collateral — Reverse repurchase agreements	(2,423,749)
Payables:
Interest expense	(103,744)
Investment advisory fees	531,206
Trustees’ and Officer’s fees	(6,240)
Variation margin on futures contracts	(1,315,584)
Variation margin on centrally cleared swaps	7,555
Other accrued expenses	(73,444)
Swap premiums received	(2,572,479)

Net cash provided by operating activities	48,597,229

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(27,855,413)
Net borrowing of reverse repurchase agreements	(10,595,966)

Net cash used for financing activities	(38,451,379)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$(28,106)

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	10,117,744
Restricted and unrestricted cash and foreign currency at beginning of period	9,232,527

Restricted and unrestricted cash and foreign currency at end of period	$19,350,271

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$3,695,821

See notes to financial statements.

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Cash Flows  (unaudited) (continued)

Six Months Ended April 30, 2020

BIT

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$90,232
Cash pledged:
Collateral — reverse repurchase agreements	526,000
Collateral — OTC derivatives	9,760,000
Futures contracts	3,807,400
Centrally cleared swaps	887,000
Foreign currency at value	4,279,639

$19,350,271

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$4,020
Cash pledged:
Collateral — reverse repurchase agreements	1,635,000
Collateral — OTC derivatives	2,820,000
Futures contracts	1,735,977
Centrally cleared swaps	1,000,590
Foreign currency at value	2,036,940

$9,232,527

See notes to financial statements.

FINANCIAL STATEMENTS	45

Financial Highlights

(For a share outstanding throughout each period)

	BIT
	Six Months Ended 04/30/20 (Unaudited) (a)		Year Ended October 31,
			2019 (a)		2018 (a)		2017 (a)		2016 (a)		2015

Net asset value, beginning of period	$17.28		$18.79		$20.07		$18.91		$18.91		$19.87

Net investment income(b)	0.54		1.18		1.38		1.51		1.69		1.55
Net realized and unrealized gain (loss)	(2.11)		(1.28)		(1.13)		1.42		(0.05)		(1.03)

Net increase (decrease) from investment operations	(1.57)		(0.10)		0.25		2.93		1.64		0.52

Distributions to Common Shareholders(c)
From net investment income	(0.74	)(d)	(1.14)		(1.49)		(1.77)		(1.64)		(1.40)
From net realized gain	—		—		—		—		—		(0.08)
From return of capital	—		(0.27)		(0.04)		—		—		—

Total distributions to Common Shareholders	(0.74)		(1.41)		(1.53)		(1.77)		(1.64)		(1.48)

Net asset value, end of period	$14.97		$17.28	(e)	$18.79		$20.07		$18.91		$18.91	(f)

Market price, end of period	$13.43		$17.15		$16.25		$18.55		$16.76		$16.31

Total Return Applicable to Common Shareholders(g)
Based on net asset value	(8.96	)%(h)(i)	0.00	%(e)(j)	2.18	%(k)	17.34	%(l)	10.51	%(k)	3.87	%(f)

Based on market price	(17.71	)%(h)	14.76%		(4.40)%		22.36%		13.56%		0.06%

Ratios to Average Net Assets Applicable to Common Shareholders(m)
Total expenses	2.56	%(n)	2.89%		2.90%		2.33%		2.05%		2.09%

Total expenses after fees waived and/or reimbursed	2.56	%(n)	2.89%		2.89%		2.33%		2.05%		2.09%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	1.40	%(n)	1.35%		1.42%		1.39%		1.43%		1.53%

Net investment income to Common Shareholders	6.57	%(n)	6.43%		7.17%		7.86%		9.24%		7.97%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$561,938		$648,617		$710,832		$765,859		$726,381		$726,432

Borrowings outstanding, end of period (000)	$359,275		$373,345		$376,302		$471,082		$427,329		$510,352

Portfolio turnover rate(o)	54%		32%		38%		53%		52%		21%

(a)	Consolidated Financial Highlights.
(b)	Based on average Common Shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(e)

For financial reporting purposes, the market value of a certain investment was adjusted as of the report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on NAV presented herein are different than the information previously published as of October 31, 2019.

(f)

For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on net asset value presented herein are different than the information previously published on October 31, 2015.

(g)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(h)	Aggregate total return.
(i)	Includes payment received from an affiliate, which impacted the Trust’s total return. Excluding the payment from an affiliate, the Trust’s total return would have been (13.03)%.
(j)	Amount is greater than (0.005)%.
(k)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(l)	Includes payment received from a settlement of litigation, which impacted the Trust’s total return. Excluding the payment from a settlement of litigation, the Trust’s total return is 16.70%.
(m)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 04/30/20 (Unaudited)	Year Ended October 31,
		2019	2018	2017	2016	2015 (a)
Investments in underlying funds	—%	—%	—%	—%	0.01%	0.01%

(n)	Annualized.
(o)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 04/30/20 (Unaudited)	Year Ended October 31,
		2019	2018	2017	2016	2015 (a)
Portfolio turnover rate (excluding MDRs)	39%	—%	—%	—%	—%	—%

See notes to financial statements.

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Multi-Sector Income Trust (BIT) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is registered as a diversified, closed-end management investment company. The Trust is organized as a Delaware statutory trust. The Trust determines and makes available for publication the net asset value (“NAV”) of its Common Shares on a daily basis.

The Trust, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of BIT include the account of BIT Subsidiary, LLC (the “Taxable Subsidiary”). Effective December 20, 2019, the Taxable Subsidiary, which was wholly-owned by the Trust, was dissolved. The Taxable Subsidiary enabled BIT to hold an investment in an operating partnership and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary were taxable to such subsidiary. There was no tax provision required for income or realized gains during the period.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: The Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Trust enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Trust are recorded on the ex-dividend date. Subject to the Trust’s managed distribution plan, the Trust intends to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds the Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Trust until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Trust has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Trust has changed the amortization period for the premium on certain

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (unaudited) (continued)

purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Trust applied the amendments on a modified retrospective basis beginning with the fiscal period ended April 30, 2020. The adjusted cost basis of securities at October 31, 2019 is $1,051,251,192.

Indemnifications: In the normal course of business, the Trust enters into contracts that contain a variety of representations that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to the Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trust’s net assets. Each business day, the Trust uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Trust’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (unaudited) (continued)

assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”). The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments, When-Issued and Delayed Delivery Securities: The fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the fund may be required to pay more at settlement than the security is worth. In addition, the fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (unaudited) (continued)

Mortgage Dollar Roll Transactions: The fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which the fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the fund would still be required to pay the full repurchase price. Further, the fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the fund to the counterparties are recorded as a component of interest expense in the Consolidated Statement of Operations. In periods of increased demand for the security, the fund may receive a fee for the use of the security by the counterparty, which may result in interest income to the fund.

For the six months ended April 30, 2020, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Trust was $384,523,019 and 1.88%, respectively.

Reverse repurchase transactions are entered into by the fund under Master Repurchase Agreements (each, an “MRA”), which permit the fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the fund. With reverse repurchase transactions, typically the fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by the fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Trust’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount (b)
Barclays Bank PLC	$31,309,295	$(31,309,295)	$—	$—
Barclays Capital, Inc.	20,652,951	(20,652,951)	—	—
BNP Paribas S.A.	116,077,655	(116,077,655)	—	—
BoFA Securities Inc	122,209	(122,209)	—	—
Citigroup Global Markets, Inc.	27,526,593	(27,526,593)	—	—
Credit Suisse Securities (USA) LLC	1,195,960	(1,195,960)	—	—
Deutsche Bank Securities, Inc.	12,525,951	(12,525,951)	—	—
Goldman Sachs & Co LLC	6,184,603	(6,022,389)	—	162,214
HSBC Securities (USA), Inc.	33,843,928	(33,843,928)	—	—
J.P. Morgan Securities LLC	1,848,737	(1,848,737)	—	—
RBC Capital Markets, LLC	86,462,445	(86,462,445)	—	—
UBS Securities LLC	21,524,698	(21,524,698)	—	—

	$359,275,025	$(359,112,811)	$—	$162,214

(a)

Net collateral, including accrued interest, with a value of $396,276,325 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trust engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Trust and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trust and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trust are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Options: The Trust purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trust writes a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trust writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

•

Swaptions — The Trust purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trust’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement(interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Trust bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trust purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trust and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (unaudited) (continued)

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Trust’s counterparty on the swap agreement becomes the CCP. The Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Trust may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trust will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trust will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Trust enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Trust and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trust and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trust, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trust. Any additional required collateral is delivered to/pledged by the Trust on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trust from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trust has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trust does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust entered into an Investment Advisory Agreement with the Manager, the Trust’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”) to provide investment advisory and administrative services. The Manager is responsible for the management of the Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Trust.

For such services, the Trust pays the Manager a monthly fee at an annual rate equal to 0.80% of the average daily value of the Trust’s managed assets.

The Manager entered into a sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”) and, effective November 21, 2019, BlackRock International Limited (“BIL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BRS and BIL, for services they provide for that portion of the Trust for which BRS and BIL, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Trust to the Manager.

Expense Waivers: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Trust. Prior to December 1, 2019, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended April 30, 2020, the amount waived was $3,668.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Trust. For the six months ended April 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Trust reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statement of Operations.

Other Transactions: The Trust may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended April 30, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Loss
$207,510	$ 108,541	$(1,565)

During the six months ended April 30, 2020, the Trust received a $25,000,000 payment from an affiliate, which is included in Payment by affiliate in the Consolidated Statement of Operations, in connection with a defaulted term loan investment in Aviron Capital LLC.

7.	PURCHASES AND SALES

For the six months ended April 30, 2020, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls and excluding short-term securities, were $540,741,548 and $580,751284, respectively.

For the six months ended April 30, 2020, purchases and sales related to mortgage dollar rolls were $145,384,606 and $145,297,417, respectively.

8.	INCOME TAX INFORMATION

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust’s U.S. federal tax returns generally remains open for each of the four years ended October 31, 2019. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trust as of April 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trust’s financial statements.

As of October 31, 2019, the Trust had non-expiring capital loss carryforwards available to offset future realized capital gains of $34,962,619.

As of April 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,016,683,386

Gross unrealized appreciation	$51,597,771
Gross unrealized depreciation	(154,923,463)

Net unrealized depreciation	$(103,325,692)

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (unaudited) (continued)

9.	PRINCIPAL RISKS

In the normal course of business, the Trust invests in securities or other instruments and may enter into certain transactions, and such activities subject the Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trust and its investments.

The Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Trust to reinvest in lower yielding securities. The Trust may also be exposed to reinvestment risk, which is the risk that income from the Trust’s portfolio will decline if the Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Trust portfolio’s current earnings rate.

The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Trust may invest in illiquid investments. An illiquid investment is any investment that the Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Trust may lose value, regardless of the individual results of the securities and other instruments in which the Trust invests.

The price the Trust could receive upon the sale of any particular portfolio investment may differ from the Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Trust, and the Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The impact of the pandemic may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Trust may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trust manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Trust.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Trust.

With futures and centrally cleared swaps, there is less counterparty credit risk to the Trust since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trust.

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Concentration Risk: The Trust may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than, higher quality securities.

The Trust invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trust may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Trust invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10.	CAPITAL SHARE TRANSACTIONS

The Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

The Trust participates in an open market share repurchase program (the “Repurchase Program”). From December 1, 2018 through November 30, 2019, the Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. From December 1, 2019 through November 30, 2020, the Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Trust will purchase shares in any particular amounts.

The total cost of the shares repurchased is reflected the Trust’s Consolidated Statement of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	Shares	Amount
Six Months Ended April 30, 2020	—	$—
Year Ended October 31, 2019	284,084	4,525,759

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trust’s financial statements was completed through the date the financial statements were issued and the following items were noted.

The Trust declared and paid distributions to Common Shareholders as follows:

	Common Dividend Per Share
	Paid (a)	Declared (b)
BIT	$0.123700	$0.123700

(a)	Net investment income dividend paid on May 29, 2020 to Common Shareholders of record on May 15, 2020.
(b)	Net investment income dividend declared on June 1, 2020, payable to Common Shareholders of record on June 15, 2020.

As of April 30, 2020, the Trust held floating rate loan interests in Aviron Capital LLC (“2017 Loan”) and Aviron Pictures LLC (“2020 Loan”). Subsequent to period end, but prior to financial statement issuance, the 2017 Loan and the 2020 Loan were sold to an unaffiliated third party for approximately $5.25 million. If these investments would have been sold as of April 30, 2020, the impact of these transactions on the financial statements would have been to increase the Trust’s net asset value per share by $0.14 and to increase total return based on net asset value for the 6 months ended April 30, 2020 by 0.85%.

NOTES TO FINANCIAL STATEMENTS	57

Disclosure of Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Multi-Sector Income Trust (the “Fund”), met in person on November 14-15, 2019 (the “November Meeting”) to consider the initial approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) among the Fund, BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, and BlackRock International Limited. The Sub-Advisory Agreement was substantially similar to the sub-advisory agreements previously approved with respect to certain other portfolios in the BlackRock Fixed-Income Complex.

On the date of the November Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreement.

At the November Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreement. The Fund’s investment advisory agreement with the Manager was most recently approved by the Board at in-person meetings on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”). A discussion of the basis for the Board’s approval of this agreement at the May and June Meetings is included in the Fund’s annual shareholder report for the fiscal year ended October 31, 2019. The factors considered by the Board at the November Meeting in connection with approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the May and June Meetings.

Following discussion, all the Board Members present at the November Meeting, including all the Independent Board Members present, approved the Sub-Advisory Agreement among the Fund, the Manager and BlackRock International Limited for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Trustee

Karen P. Robards, Co-Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective February 19, 2020, Henry Gabbay resigned as a Trustee of the Trust.

Effective February 28, 2020, the Trust’s portfolio managers are Thomas Musmanno, Scott MacLellan and Samir Lakhani. Mr. Lakhani joined the Trust’s portfolio management team effective February 28, 2020. Mr. Lakhani has been a Managing Director of BlackRock, Inc. since 2014 and a Director thereof from 2010 to 2013.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock (Singapore) Limited

079912 Singapore

BlackRock International Limited

Edinburgh EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	59

Additional Information

Trust Certification

The Trust is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trust filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Trust for any particular month may be more or less than the amount of net investment income earned by the Trust during such month. The portion of distributions that exceeds the Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. The Trust’s current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trust does not make available copies of its Statement of Additional Information because the Trust’s shares are not continuously offered, which means that the Statement of Additional Information of the Trust has not been updated after completion of the respective Trust’s offerings and the information contained in the Trust’s Statement of Additional Information may have become outdated.

Except if noted herein, there were no material changes in the Trust’s investment objectives or policies or to the Trust’s charters or by-laws that would delay or prevent a change of control of the Trust that were not approved by the shareholders or in the principal risk factors associated with investment in the Trust. Except if noted herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolio.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

On December 17, 2019, the Trust filed a lawsuit against Aviron Capital, LLC (“Aviron”) and its principal officer relating to a loan on which Aviron defaulted in order to replace Aviron’s principal officer and try to recover value for the Trust. On December 19, 2019, the Trust obtained a court order removing Aviron’s principal officer and replacing him with a chief restructuring officer chosen by BIT. The lawsuit is currently pending and the outcome is uncertain. As disclosed in the financial statements, the Trust sold its loan interests in Aviron and Aviron Pictures LLC to an unaffiliated third party. The Manager continues to expend efforts to try to recover value for the Trust.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trust will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trust at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Trust’s Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Proxy Voting Record

Information about how the Trust voted proxies relating to securities held in the Trust’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

JPY	Japanese yen

NZD	New Zealand dollar

USD	U.S. Dollar

Portfolio Abbreviations

ALL	Albanian Lek

ARB	Airport Revenue Bonds

CR	Custodian Receipt

CLO	Collateralized Loan Obligation

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FNMA	Federal National Mortgage Association

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MTN	Medium-Term Note

PIK	Payment-In-Kind

RB	Revenue Bonds

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s

SPDR	Standard & Poor’s Depository Receipts

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	61

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

BIT-4/20-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The Fund is managed by a team of investment professionals comprised of Thomas Musmanno, CFA, Managing Director at BlackRock, Scott MacLellan, Director at BlackRock and Samir Lakhani, Managing Director at BlackRock. Messrs. Musmanno, MacLellan and Lakhani are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Musmanno, MacLellan and Lakhani have been members of the Fund’s portfolio management team since 2013, 2018 and 2020, respectively.

Information below is with respect to Mr. Lakhani, who became a portfolio manager to the Fund on February 28, 2020.

Portfolio Manager	Biography
Samir Lakhani	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013.

(a)(2) As of March 31, 2020:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Samir Lakhani	5	14	3	0	6	3
	$2.00 Billion	$2.56 Billion	$1.19 Billion	$0	$2.01 Billion	$1.19 Billion

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Mr. Lakhani may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Lakhani may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of March 31, 2020:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of March 31, 2020.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to the portfolio manager, such benchmarks for the Fund and other accounts are: a combination of market-based CMBS and ABS indices, certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation.

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio manager of this Fund has deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($285,000 for 2020). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of March 31, 2020.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Samir Lakhani	$50,001 - $100,000

(b) Effective February 28, 2020, Samir Lakhani was added as a portfolio manager.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies– Not Applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Multi-Sector Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Income Trust

Date:	July 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Income Trust

Date:	July 2, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Multi-Sector Income Trust

Date:	July 2, 2020